UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CIM REAL ESTATE FINANCE TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CIM REAL ESTATE FINANCE TRUST, INC.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
April 26, 2024
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of CIM Real Estate Finance Trust, Inc., a Maryland corporation, to be held on Thursday, July 11, 2024, at 10:30 A.M. (Pacific time). The meeting will be held as a virtual meeting conducted exclusively via live webcast at https://www.proxydocs.com/CMFT. For procedures for attending the virtual annual meeting, please refer to the section entitled “Proxy Statement Questions and Answers” beginning on page 1 of the accompanying proxy statement.
The matters expected to be acted upon at the meeting are described in the accompanying Notice of 2024 Annual Meeting of Stockholders and proxy statement, and include (i) the election of five directors; (ii) the approval of the CIM Real Estate Finance Trust, Inc. 2024 Manager Equity Incentive Plan; (iii) the ratification of the appointment of our independent registered public accounting firm; and (iv) the transaction of such other business as may properly come before the meeting or any postponement or adjournment thereof.
There will be an opportunity during the meeting for your questions regarding the affairs of CIM Real Estate Finance Trust, Inc. to be addressed and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING VIA LIVE WEBCAST, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE BY DIALING 1-844-280-5348 FOR A LIVE AGENT OR 1-855-952-4534 FOR TOUCH TONE TELEPHONE VOTING, OR THE INTERNET AT HTTPS://WWW.PROXYPUSH.COM/CMFT, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting via live webcast and to vote your shares by attending the live webcast of the meeting.
We look forward to seeing you at the meeting.

Sincerely,

Richard S. Ressler
Chairman of the Board, President and Chief Executive Officer

CIM REAL ESTATE FINANCE TRUST, INC.
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 11, 2024

To CIM Real Estate Finance Trust, Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of CIM Real Estate Finance Trust, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”), will be held on Thursday, July 11, 2024, at 10:30 A.M. (Pacific time). The meeting will be held as a virtual meeting conducted exclusively via live webcast at https://www.proxydocs.com/CMFT. For procedures for attending the virtual annual meeting, please refer to the section entitled “Proxy Statement Questions and Answers” beginning on page 1 of the accompanying proxy statement. The purpose of the meeting is to consider and vote upon:
1.The election of five directors to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.The approval of the CIM Real Estate Finance Trust, Inc. 2024 Manager Equity Incentive Plan (the “Manager Equity Plan”);
3.The ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
4.The transaction of such other business as may properly come before the meeting or any postponement or adjournment thereof.
The proposals and other related matters are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on April 25, 2024 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2024 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting, if necessary.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 11, 2024.
THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT https://www.proxydocs.com/CMFT.
All stockholders are cordially invited to attend the annual meeting via live webcast. Whether or not you expect to attend, we urge you to read the proxy statement and either (a) complete, sign and date the enclosed proxy card and return it promptly in the envelope provided or (b) authorize your proxy by telephone by dialing 1-844-280-5348 for a live agent or 1-855-952-4534 for touch tone telephone voting, or over the Internet at https://www.proxypush.com/CMFT. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card. Your prompt response will help avoid potential delays and may save the Company significant additional expense associated with soliciting stockholder votes.

By Order of the Board of Directors

Laura Eichelsderfer
Secretary
Phoenix, Arizona
April 26, 2024

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CIM REAL ESTATE FINANCE TRUST, INC.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at the 2024 Annual Meeting of Stockholders of CIM Real Estate Finance Trust, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”). To make this information easier to understand, we have presented some of the information below in a question and answer format.
Q: Why did you send me this proxy statement?
A: Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2024 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, proxy card and our 2023 annual report to stockholders are being mailed to you on or about May 3, 2024.
Q: What is a proxy and how will the proxies vote my shares?
A: A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief financial officer and treasurer or our secretary to vote your shares of common stock at the annual meeting as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote in accordance with the recommendation of the board of directors. The board of directors unanimously recommends that you vote:
•“FOR” all of the director nominees,
•“FOR” the approval of the Manager Equity Plan, and
•“FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
With respect to any other proposals to be properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the meeting via live webcast.
If you authorize your proxy by telephone or over the Internet, please do not return your proxy card unless you are doing so for the purpose of changing your previously submitted instructions.
Q: How can I attend the meeting?
A: The annual meeting will be a completely virtual meeting conducted exclusively via live webcast and not at a physical location. The virtual annual meeting will be held on Thursday, July 11, 2024, at 10:30 A.M. (Pacific time). To attend the virtual annual meeting you must register no later than Wednesday, July 10, 2024 at 5:00 P.M. Eastern time. To register, log into https://www.proxydocs.com/CMFT and enter the control number located on the proxy card you receive with the proxy statement or that was included with your voting instruction form provided by your bank, broker or other nominee if you hold your shares of the Company’s common stock in street name through an account with an intermediary. Once you have registered you will receive a confirmation email containing further instructions related to the virtual annual meeting, including a hyperlink that will allow you to join the live webcast. If you do not register for the meeting by Wednesday, July 10, 2024 at 5:00 P.M. Eastern time, you will not be able to attend the meeting. Instructions on how to attend and participate online at the annual meeting, including how to ask questions and vote, are posted at https://www.proxydocs.com/CMFT.

Q: How many shares of common stock can vote?
A: As of the close of business on the record date of April 25, 2024, there were 437,796,637 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on April 25, 2024 is entitled to one vote for each share of common stock held by such stockholder at that date and time. Fractional shares will have corresponding fractional votes.
Q: What is a “quorum”?
A: A “quorum” consists of the presence in person or by proxy of stockholders holding at least a majority of the outstanding shares entitled to vote. There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.
Q: What may I vote on?
A: You may vote on (i) the election of nominees to serve on our board of directors; (ii) the approval of the Manager Equity Plan; (iii) the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iv) any other proposal properly presented for a vote at the annual meeting.
Q: How does the board of directors recommend I vote on the proposals?
A: The board of directors recommends a vote “FOR” all of the nominees for election as director who are named as such in this proxy statement, “FOR” the approval of the Manager Equity Plan, and “FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
Q: Who is entitled to vote?
A: Anyone who owned our common stock at the close of business on April 25, 2024, the record date, is entitled to vote at the annual meeting.
Q: How do I vote?
A: You may vote your shares of common stock either by attending the live webcast of the annual meeting or by proxy. You may authorize a proxy to vote your shares in any of the following ways:
•Authorizing a Proxy by Mail – You may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed, postage-paid return envelope. Completed proxy cards must be received by Wednesday, July 10, 2024.
•Authorizing a Proxy by Telephone – You may authorize a proxy by telephone by dialing 1-844-280-5348 for a live agent or 1-855-952-4534 for touch tone telephone voting until 12:00 a.m. Pacific time on Thursday, July 11, 2024.
•Authorizing a Proxy by Internet – You may authorize a proxy electronically using the Internet at https://www.proxypush.com/CMFT until 12:00 a.m. Pacific time on Thursday, July 11, 2024.
If you attend the virtual annual meeting, you also may vote during the live webcast, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may attend the live webcast of the annual meeting without revoking any previously authorized proxy.
Q: What vote is required to approve each proposal?
A:     The affirmative vote of a plurality of all the votes cast at the annual meeting at which a quorum is present is required for the election of each director nominee. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
The affirmative vote of a majority of all the votes cast at the annual meeting at which a quorum is present is required for the approval of the Manager Equity Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

    The affirmative vote of a majority of all the votes cast at the annual meeting at which a quorum is present is required for the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Q: Will my vote make a difference?
A: Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present via live webcast or by proxy at the annual meeting to constitute a quorum. YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES. Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.
Q: What if I return my proxy card and then change my mind?
A: If you are a stockholder of record as of the close of business on April 25, 2024, you have the right to revoke your proxy at any time before the vote by:
1.notifying our Secretary, or any other corporate officer of the Company, in writing at our offices located at 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016;
2.attending and voting at the live webcast of the annual meeting; or
3.returning another property executed proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.
If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.
Q: Who pays the cost of this proxy solicitation?
A: The Company will pay all the costs of soliciting these proxies. We have retained Mediant Communications to assist us in the distribution of proxy materials and solicitation of votes. We anticipate paying Mediant Communications approximately $245,000 for such services, which includes estimated postage and other out-of-pocket expenses, plus other fees and expenses for other services related to this proxy solicitation such as the printing and review of proxy materials and our annual report, dissemination of broker search cards and solicitation of brokers and banks, and delivery of executed proxies. In addition to the distribution of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Q: Whom should I call if I have any questions?
A: If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:
Mediant Communications
P.O. Box 8035, Cary, North Carolina 27512-9916
CIM Real Estate Finance Trust, Inc.
Call toll free: (844) 280-5348

PROPOSAL 1
ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of five members of our board of directors. Those persons elected will serve as directors until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for election as directors:
•Richard S. Ressler
•T. Patrick Duncan
•W. Brian Kretzmer
•Jason Schreiber
•Howard A. Silver
Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares “FOR” the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board of directors may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors. If a substitute is designated, proxies instructed to vote for the original nominee, or given no voting instructions, will vote for the substituted nominee.

INFORMATION ABOUT DIRECTORS AND OFFICERS
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.  Our board of directors currently consists of five directors, three of whom are independent directors. Our board of directors has formed four standing committees: the audit committee; the compensation committee; the nominating and corporate governance committee; and the investment risk management committee.
Director Nominees
Our board of directors, upon the recommendations of our nominating and corporate governance committee, has nominated each of the following individuals for election as a director to serve until our 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. Each named nominee currently is a director of the Company, and Messrs. Duncan, Kretzmer, and Silver are independent directors.

Name	Age *	Position(s)
Richard S. Ressler	65	Chairman of the Board, Chief Executive Officer and President
T. Patrick Duncan	75	Independent Director
W. Brian Kretzmer	71	Independent Director
Jason Schreiber	44	Director
Howard A. Silver	69	Independent Director
___________________
* As of April 26, 2024.
Richard S. Ressler has served as our chief executive officer, president and a director since February 2018, and as the chairman of our board of directors since August 2018. He has served as the chairman of the investment risk management committee since April 2022 and served as a member of the nominating and corporate governance committee from August 2018 to March 2022. Mr. Ressler is the founder and President of Orchard Capital Corp. (“Orchard Capital”), a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. (together with its controlled affiliates, “CIM”), a community-focused real estate and infrastructure owner, operator, lender and developer, and the indirect parent of our external manager, CIM Real Estate Finance Management, LLC (“CMFT Management” or our “manager”), Orchard First Source Asset Management (together with its controlled affiliates, “OFSAM”), which provides personnel staffing to OFS Capital Management, LLC, a registered investment adviser focusing primarily on investments in middle market and broadly syndicated U.S. loans, debt and equity positions in collateralized loan obligations and other structured credit investments, OFS CLO Management, LLC, a registered investment adviser focusing primarily on investments in broadly syndicated U.S. loans, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. OFS Capital Management, LLC serves as a sub-advisor to our investment advisor, CIM Capital IC Management, LLC, for securities and certain other investments. Through his affiliation with CIM, Mr. Ressler has served as chairman of the board of Creative Media & Community Trust Corporation (f/k/a CIM Commercial Credit Corporation) (NASDAQ: CMCT) (“CMCT”), a publicly traded real estate investment trust (“REIT”) that owns, operates and develops premier multifamily and creative office assets in vibrant communities throughout the United States, since March 2014. He served as non-executive chairman of the board of Ziff Davis, Inc. (NASDAQ: ZD), formerly known as j2Global, Inc., from 1997 until May 2022, and as its chief executive officer from 1997 to 2000. He served as chief executive officer, president and director of CIM Income NAV, Inc. (“CINAV”) from February 2018, and as chairman of the board from August 2018, until CINAV’s merger with our company in December 2021. Mr. Ressler served as chief executive officer, president and director of Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from February 2018, and as chairman of the board from August 2018, until CCIT III’s merger with our company in December 2020. Mr. Ressler also served as director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) from January 2019 until CCIT II’s merger with Griffin Realty Trust, Inc. (“GRT”) in March 2021. He served as a director of Cole Credit Property Trust V, Inc. (“CCPT V”) from January 2019 to October 2019. Mr. Ressler co-founded CIM in 1994 and serves as the executive chairman of CIM, and as an officer of various affiliates of CIM, including our manager. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of

Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: VGR) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler was selected to serve as a director because of his extensive real estate, business management and finance experience and expertise, in addition to his leadership roles at several public companies, all of which bring valuable insight to the board of directors.
T. Patrick Duncan has served as an independent director since September 2015, as a member of our nominating and corporate governance committee since August 2018, and as chairman of that committee since April 2022. He has served as a member of our compensation committee and our investment risk management committee since March 2022 and served as the chairman of the compensation committee from March 2022 until February 2024. He has also served as a member of our audit committee since February 2024. He previously served as the non-executive chairman of the board of directors from November 2015 until August 2018, as the chairman of the valuation, compensation and affiliate transactions committee from August 2018 until March 2022, and as a member of the audit committee from September 2015 until March 2022. Mr. Duncan also served as a member of the board of directors of CINAV from August 2013 until September 2015. For 27 years, Mr. Duncan served in various roles at USAA Real Estate Company, a private real estate investment company, most recently as its chief executive officer from January 2005 until he retired in May 2013. Mr. Duncan also served as vice chairman of the board of directors of USAA Real Estate Company and as a director of United Lender Services, a USAA company, from his retirement in May 2013 until December 2015. Prior to serving as chief executive officer, Mr. Duncan held the position of senior vice president, real estate operations with USAA Real Estate, with responsibilities that included the direction of all acquisitions, sales, co-investments, build-to-suits, land development capital markets, management and leasing of real estate. Before joining USAA Real Estate in 1986, Mr. Duncan was with Trammell Crow Company in Dallas, Texas with responsibilities as a financial partner of the firm and prior to that, Mr. Duncan was a manager with Deloitte & Touche LLP. Mr. Duncan previously served on the boards of Meridian Industrial Trust, a former New York Stock Exchange-listed REIT, from 1994 to 1998, American Industrial Properties REIT, a former New York Stock Exchange-listed REIT, from 1996 to 2001, and Square Mile Capital Management, LLC, a diversified real estate investment firm, from 2012 to 2014. Mr. Duncan previously served on the board of the Texas Research and Technology Foundation and the Association of Foreign Investors in Real Estate (AFIRE). Mr. Duncan received a degree from the University of Arizona and is a Certified Public Accountant, Certified Commercial Investment Member, and held a Texas Real Estate Broker’s License. Mr. Duncan was selected to serve as a director because of his extensive experience as a real estate industry executive with executive investment, capital markets and financial expertise, all of which bring valuable insight to the board of directors.
W. Brian Kretzmer has served as an independent director of our company since February 2018, as a member of our audit committee since August 2018, as a member of our nominating and corporate governance committee since March 2022 and as a member and the chairman of our compensation committee since February 2024. He served as a member of the valuation, compensation and affiliate transactions committee from August 2018 until March 2022. Mr. Kretzmer has served as a director of Ziff Davis, Inc. (NASDAQ: ZD) since July 2007, and is a member of the Ziff Davis audit committee. Mr. Kretzmer currently operates his own consultancy practice and is an investor in several private firms where he serves in multiple capacities. From 1999 to 2006, Mr. Kretzmer was Chief Executive Officer of MAI Systems Corporation (which operated principally through its subsidiary, Hotel Information Systems), a provider of enterprise management solutions for lodging organizations. He also served as Chief Financial Officer of MAI Systems Corporation from 1993 to 1996 and 1999 to 2000. Mr. Kretzmer is a thirty-year veteran in technology industries. He served as an independent director of CINAV from February 2018, and as a member of its audit committee and valuation, compensation and affiliate transactions committee from August 2018, until CINAV’s merger with our company in December 2021. He also served as an independent director of CCIT III from February 2018 until its merger with our company in December 2020. Mr. Kretzmer holds a B.A. from Montclair State University and an M.B.A. from Fairleigh Dickinson University. Mr. Kretzmer was selected to serve as a director because of his extensive operational and financial perspective and accounting expertise, in addition to his leadership roles at MAI Systems Corporation, all of which bring valuable insight to the board of directors.
Jason Schreiber has served as a director of our company since April 2022. Mr. Schreiber has served as a Principal of CIM in its Investments department since May 2016, and as a member of its Investment Committee since 2016. From April 2014 to April 2016, Mr. Schreiber served as a 1st Vice President, Investments, at CIM. He also served at CIM from May 2010 to March 2014 as a Vice President, Investments, and from July 2007 to April 2010 as an Associate, Investments. Prior to joining CIM, Mr. Schreiber served from July 2001 to July 2005 as an Analyst at Goldman, Sachs & Co. Mr. Schreiber received a Master of Business Administration degree from Harvard Business

School, and a Bachelor of Arts degree in Economics and the History of Art from Brown University. Mr. Schreiber was selected to serve as a director because of his extensive experience in real estate investments and transactions, which bring valuable insight to the board of directors.
Howard A. Silver has served as an independent director and a member of our audit committee since October 2019, and has served as the chairman of our audit committee since January 2022. He has also served as a member of our compensation committee and investment risk management committee since February 2024. He served as a member of the valuation, compensation and affiliate transactions committee from October 2019 until March 2022. From February 2021, until September 2023, he served as an independent director and chairman of the audit committee of Alpine Acquisition Corporation (NASDAQ: REVEU), a special purpose acquisition company. He also served as an independent director and chairman of the audit committee of CCIT III from July 2016, as well as a member of CCIT III’s valuation, compensation and affiliate transactions committee from August 2018, until its merger with our company in December 2020. From 1994 until 2007, Mr. Silver held various positions with Equity Inns, Inc., a publicly listed hospitality REIT on the New York Stock Exchange, including chief executive officer, president, chief financial officer, chief operating officer and secretary. Until the sale of Equity Inns to Whitehall Global Real Estate Funds in October 2007, Equity Inns was the largest hotel REIT focused on the upscale extended stay, all suite and midscale limited service segments of the hotel industry. From 1992 until 1994, Mr. Silver served as chief financial officer of Alabaster Originals, L.P., a fashion jewelry wholesaler. Prior to joining Alabaster Originals, Mr. Silver was employed by Ernst & Young LLP from 1987 to 1992 and by PricewaterhouseCoopers LLP from 1978 to 1985, both global accounting firms. From 2012 until the sale of the company in 2018, Mr. Silver served as a member of the board of directors and as lead independent director of Education Realty Trust, Inc. (NYSE: EDR), a publicly listed collegiate housing REIT. Mr. Silver has also served as a member of the board of directors and chairman of the audit committee of Jernigan Capital, Inc. (NYSE: JCAP), a publicly listed mortgage REIT focused on lending to self-storage facilities, since April 2015. From January 2014 until the sale of the company in January 2016, he served as a member of the board of directors and as chairman of the audit committee of Landmark Apartment Trust, Inc., a publicly registered, non-listed multifamily REIT, and, from its inception in 2004 through the sale of the company in November 2013, he served as a member of the board of directors and chairman of the audit committee of CapLease, Inc. (NYSE: LSE), a publicly listed net lease REIT. From 2004 until the sale of the company in May 2012, Mr. Silver also served as a member of the board of directors of Great Wolf Resorts, Inc. (NASDAQ: WOLF), a publicly listed family entertainment resort company. Mr. Silver graduated cum laude from the University of Memphis with a B.S. in Accountancy and has been a Certified Public Accountant since 1980. Mr. Silver was selected to serve as a director because of his extensive experience in the real estate industry and accounting, which brings valuable insight to the board of directors.
Vote Required; Recommendation
The affirmative vote of a plurality of all the votes cast at a meeting of stockholders duly called at which a quorum is present is necessary for the election of a director. A properly executed proxy card, or instruction by telephone or over the Internet, with no instructions or indicating “FOR” a nominee will be considered a vote in favor of such nominee for election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD” will be considered a vote against such nominee for election as director.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS

CORPORATE GOVERNANCE
Director Attendance at Board Meetings and Annual Stockholder Meeting
The board of directors held four meetings during the fiscal year ended December 31, 2023. All of our directors attended at least seventy-five percent of all of the meetings of the board of directors in 2023, including attending all of the meetings of the committees on which they serve. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our directors attended the 2023 Annual Meeting of Stockholders.
Director Independence
Under the listing standards of either the New York Stock Exchange (the “NYSE”) or the NASDAQ Global Market (“NASDAQ”), upon a listing of our common stock, at least a majority of the Company’s directors would be required to qualify as “independent” as affirmatively determined by the board. Although our shares are not listed for trading on the NYSE or NASDAQ, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Duncan, Kretzmer and Silver, as well as Alicia K. Harrison, Calvin E. Hollis and Roger D. Snell, who served as independent directors during the fiscal year ended 2023, comprised a majority of our board of directors in 2023, and met the current independence and qualifications requirements of the NYSE and NASDAQ. Ms. Harrison and Messrs. Hollis and Snell resigned from our board of directors on February 29, 2024 in order to serve on the board of trustees of the Company’s subsidiary, CIM Commercial Lending REIT (“CLR”). Messrs. Duncan, Kretzmer and Silver, who currently serve as independent directors and comprise a majority of our current board of directors, meet the current independence and qualification requirements of the NYSE and NASDAQ.
Board Leadership Structure
Mr. Ressler serves as both the chairman of our board of directors and our chief executive officer. He is also the chair of the investment risk management committee. Mr. Duncan is the chair of the nominating and corporate governance committee, Mr. Kretzmer is the chair of the compensation committee, and Mr. Silver is the chair of the audit committee. The nominating and corporate governance committee, the compensation committee and the audit committee are comprised entirely of independent directors, and consider matters for which the oversight of our independent directors is key, including board membership and committee leadership, matters relating to the valuation of the Company’s common stock, and review and approval of transactions with affiliates.
Our board of directors has the authority to select the leadership structure it considers appropriate, considering many factors including the specific needs of our business and what is in the best interests of the Company. The board of directors has determined that the most effective board leadership structure for the Company at the present time is for the chief executive officer to also serve as chairman of the board of directors. The board of directors believes that, because the chief executive officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the chief executive officer is the director best qualified to act as chairman of the board of directors.
The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. The board of directors believes that the current board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company. With the assistance of the nominating and corporate governance committee, the board of directors will continue to monitor the corporate governance practices of the Company, including the leadership structure of its board of directors.
In addition, although we do not have a lead independent director, in light of the function and make-up of the nominating and corporate governance committee, the compensation committee and the audit committee, and for the reasons further set forth below, the board of directors believes that its current corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of and communication with our executive officers, as well as the officers and key personnel of our manager. Some of the relevant processes and other corporate governance practices include:
•A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, related party transactions with CIM or any of its affiliates, including our manager, must be approved by the audit committee, which is comprised entirely of independent directors.
•Each of our directors is elected annually by our stockholders.
•The board of directors can terminate the Management Agreement (as defined below) without cause by providing 180 days’ advance written notice to the manager upon the affirmative vote of two-thirds (2/3) of the independent directors that (1) there has been unsatisfactory performance by the manager that is materially detrimental to the Company or (2) the management fees payable to the manager are not fair. If the Company terminates the Management Agreement without cause, the manager is entitled to receive a termination fee described in more detail under “Transactions with Related Persons, Promoters and Certain Control Persons” below. The Company also may terminate the Management Agreement upon the occurrence of a Cause Event (as defined in the Management Agreement), in which case no termination fee is required.
Board Committees
The standing committees of the board of directors include an audit committee, a compensation committee, a nominating and corporate governance committee, and an investment risk management committee. The audit committee, compensation committee, and nominating and corporate governance committee are each comprised solely of independent directors, and a majority of the members of the investment risk management committee are independent directors.
Audit Committee
The audit committee is currently comprised of Messrs. Duncan, Kretzmer and Silver, all of whom are independent directors. Mr. Silver serves as the chairperson of the audit committee. During 2023 and until February 29, 2024, the audit committee was comprised of Ms. Harrison and Messrs. Kretzmer and Silver, all of whom were independent, with Mr. Silver serving as the chairperson. The audit committee reports regularly to the full board. The audit committee meets on a regular basis at least four times annually, usually in conjunction with regular meetings of the board of directors, and met six times during 2023. The audit committee’s primary responsibilities include (i) having direct responsibility for selecting an independent registered public accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”) to serve as our independent auditors and to audit our annual financial statements, (ii) reviewing with the independent registered public accounting firm the plans and results of the audit engagement, (iii) approving the audit and non-audit services provided by the independent registered public accounting firm, (iv) reviewing the independence of the independent registered public accounting firm, (v) considering the range of audit and non-audit fees, (vi) reviewing the adequacy of our internal accounting controls with the independent registered public accounting firm, (vii) reviewing any audit problems or difficulties with the independent auditors and resolving any disagreements between management and the independent auditors, (viii) reviewing all reports and other information that the independent auditors are required by law, rule or regulation to submit to the audit committee, (ix) based upon the review and discussion of the financial statements with the independent auditors, review and recommend to the board of directors that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC, review and discuss with management and the independent auditors the Company’s quarterly financial statements and each of the Company’s Quarterly Reports on Form 10-Q, review and discuss with management and the independent auditors significant financial reporting issues and judgement made in connection with the preparation of the financial statements, including any significant changes in the Company’s selection or application of accounting principles, and review disclosures made to the audit committee by the Company’s chief executive officer and chief financial officer about any significant deficiencies in the design or operation of disclosure controls and procedures or fraud involving management or other employees who have significant roles in the Company’s internal controls (x) assisting the board of directors in satisfying its obligations to determine and provide the fair value of assets of the Company and the determination of the net asset value (“NAV”) per share of the common stock of the Company to comply with all applicable SEC, state and FINRA requirements, (xi) reviewing and discussing with management Company policies with respect to financial risk assessment and management, including with respect to privacy and cyber security risks and the Company’s strategies to assess and mitigate such risks, and (xii) establishing and implementing policies and procedures for the audit committee’s review and approval or disapproval of proposed transactions or courses of dealing with respect to which executive officers or directors or members of their immediate families have an interest, including all transactions required to be disclosed by Item 404(a) of Regulation S-K.

Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our sponsor’s website at https://www.cimgroup.com/shareholder-information/cmft-corporate-governance.
Although our shares are not listed for trading on any national securities exchange, all members of the audit committee meet the current independence and qualifications requirements of the NYSE and NASDAQ, as well as the applicable rules and regulations of the SEC. While each member of the audit committee has significant financial and/or accounting experience, the board of directors has determined that Messrs. Kretzmer and Silver satisfy the SEC’s requirements for an “audit committee financial expert” and has designated Messrs. Kretzmer and Silver as our audit committee financial experts.
Compensation Committee
The compensation committee is currently comprised of Messrs. Duncan, Kretzmer and Silver, all of whom are independent directors. Mr. Kretzmer serves as the chairperson of the compensation committee. During 2023 and until February 29, 2024, the compensation committee was comprised of Messrs. Duncan, Hollis and Snell, all of whom were independent, with Mr. Duncan serving as the chairperson. The compensation committee met four times during 2023.
The primary focus of our compensation committee is to assist the board of directors in fulfilling its responsibilities with respect to officer and director compensation. The compensation committee assists the board of directors in this regard by: (i) to the extent the Company is responsible for paying the compensation and/or any other employee benefits of the chief executive officer, reviewing and approving our corporate goals with respect to compensation of the chief executive officer and determining the chief executive officer’s compensation; (ii) to the extent the Company is responsible for paying the compensation and/or any other employee benefits of the executive officers of the Company other than the chief executive officer, reviewing and approving compensation levels and benefit plans for such executive officers; (iii) recommending to the board of directors compensation for all non-employee directors, including board of directors and committee retainers, meeting fees and equity-based compensation; (iv) reviewing and approving all company benefit plans, incentive compensation plans, and equity-based plans; and (v) approving and issuing awards under such plans in accordance and consistent with any written guidelines and restrictions established by the board of directors. The compensation committee is also responsible for reviewing the performance of our manager in connection with any renewal period under the Management Agreement.
Our board of directors has adopted a charter for the compensation committee that sets forth its specific functions and responsibilities. The charter of the compensation committee is available on our sponsor’s website at https://www.cimgroup.com/shareholder-information/cmft-corporate-governance.
Although our shares are not listed for trading on any national securities exchange, all members of the compensation committee meet the current independence and qualifications requirements of the NYSE and NASDAQ, as well as the applicable rules and regulations of the SEC.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee consists of two directors, Messrs. Duncan and Kretzmer, each of whom is independent. Mr. Duncan serves as the chairperson of the committee. The committee met one time during 2023.
The primary purpose of the nominating and corporate governance committee is to assist the board of directors in fulfilling its responsibilities with respect to director nominations, corporate governance and board of directors and committee evaluations. The nominating and corporate governance committee assists the board of directors in this regard by: (1) from time to time, reviewing, assessing and making recommendations to the board of directors regarding the size, structure and composition of the board of directors and its committees; (2) establishing criteria for the selection of directors to serve on the board; (3) evaluating the qualifications of candidates for the board of directors, in light of the criteria approved by the board of directors, including candidates proposed by the Company’s management, directors or stockholders, and evaluating the independence of such possible candidates; (4) recommending prospective candidates to the board of directors for nomination by the board of directors at each annual meeting of the stockholders or any special meeting of the stockholders at which directors are to be elected, and for any vacancies or newly created directorships on the board of directors; (5) making recommendations to the board of directors regarding members to serve on committees of the board of directors, taking into account the experience and expertise of each individual director; (6) overseeing an annual evaluation of the board of directors; and (7) developing and recommending to the board of directors a set of corporate governance policies and principles, and periodically re-evaluating such policies and principles for the purpose of suggesting amendments to them if appropriate.
Our board of directors has adopted a charter for the nominating and corporate governance committee that sets forth its specific functions and responsibilities. The charter of the nominating and corporate governance committee is available on our sponsor’s website at https://www.cimgroup.com/shareholder-information/cmft-corporate-governance.
Although our shares are not listed for trading on any national securities exchange, all members of the nominating and corporate governance committee meet the current independence and qualifications requirements of the NYSE and NASDAQ, as well as the applicable rules and regulations of the SEC.
The nominating and corporate governance committee and the board of directors annually review the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in a variety of areas. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings.
Historically, our board of directors has solicited candidate recommendations from its own members and management of the Company. The Company has not employed and does not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our nominating and corporate governance committee and board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the time frame required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our nominating and corporate governance committee and board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the nominating and corporate governance committee and the board of directors are guided by the principles that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our nominating and corporate governance committee and board of directors may also consider an assessment of its diversity, including factors such as, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.
Our nominating and corporate governance committee recommended to the board of directors, and the board of directors nominated, each of the nominees for election as a director at the 2023 Annual Meeting of Stockholders.
Investment Risk Management Committee
The investment risk management committee is currently comprised of Messrs. Ressler, Duncan and Silver, of whom Messrs. Duncan and Silver are independent directors. Mr. Ressler serves as the chairperson of the committee. During 2023 and until February 29, 2024, the investment risk management committee was comprised of Messrs. Ressler, Duncan and Snell, of whom Messrs. Duncan and Snell were independent, and with Mr. Ressler serving as the chairperson. The investment risk management committee reviews and approves any proposed investments for which our investment guidelines (as in effect at such time) contemplate such review and approval by the board of directors or a duly authorized committee thereof. This committee did not meet during the year ended 2023.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board of directors by mail at: Chairman of the Board of Directors of CIM Real Estate Finance Trust, Inc., c/o Corporate Secretary, 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016.
The chairman of the board of directors will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received.
The Board’s Role in Risk Oversight
The board of directors oversees our long-term health and the overall success of the Company and its financial strength.
The board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our investments and indebtedness, as well as its oversight of our Company’s executive officers and our manager. In particular, the board of directors is responsible for evaluating the performance of the manager, and may terminate the Management Agreement with our manager without cause by giving 180 days’ prior written notice upon the affirmative vote of two-thirds (2/3) of the independent directors that (1) there has been unsatisfactory performance by the manager that is materially detrimental to the Company or (2) the management fees payable to the manager are not fair. If the Company terminates the Management Agreement without cause, the manager is entitled to receive a termination fee described in more detail under “Transactions with Related Persons, Promoters and Certain Control Persons” below. The Company also may terminate the Management Agreement upon the occurrence of a Cause Event (as defined in the Management Agreement), in which case no termination fee is required.
In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. In addition, we have adopted policies and procedures with respect to complaints related to accounting, internal accounting controls or auditing matters, which enable anonymous and confidential submission of complaints that the audit committee shall discuss with management. Further, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
Our board of directors has adopted an Amended and Restated Code of Business Conduct and Ethics, which applies to all directors, officers and employees (if any) of the Company. The Amended and Restated Code of Business Conduct and Ethics contains general guidelines for conducting our business and is designed to help our officers, directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Amended and Restated Code of Business Conduct and Ethics is located on our sponsor’s website at https://www.cimgroup.com/shareholder-information/cmft-corporate-governance.
If, in the future, we amend, modify or waive a provision of the Amended and Restated Code of Business Conduct and Ethics, we may, rather than file a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.
Corporate Governance Guidelines
We have adopted corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors’ expectations as to how it and they should perform its and their respective functions.

Hedging or Pledging of Stock
All hedging and pledging of the Company’s securities are subject to the Company’s Amended and Restated Code of Business Conduct and Ethics and are required to be pre-approved pursuant to CIM’s insider trading policy, or in the case of our independent directors, the applicable CIM legal representative for the Company as defined in the Company’s Amended and Restated Code of Business Conduct and Ethics.
Compensation of Directors
Summary
Directors who are also officers or employees of CIM or its affiliates (currently Messrs. Ressler and Schreiber, and during 2023, Mr. Ressler, Mr. Schreiber, Avraham Shemesh and Emily Vande Krol) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each independent director receives compensation for service on the board of directors and any of its committees in accordance with the compensation program set forth below.
The compensation program for independent directors provides for an annual cash board membership retainer of $80,000, payable quarterly in arrears. Independent directors serving in the following roles are entitled to receive these additional cash retainers:
•Audit Committee Chair: $20,000;
•Audit Committee Members (other than the Audit Committee Chair): $10,000;
•Compensation Committee Chair and Nominating and Corporate Governance Committee Chair: $15,000; and
•Compensation Committee, Nominating and Corporate Governance Committee and Investment Risk Management Committee Members (other than the Compensation Committee Chair and the Nominating and Corporate Governance Committee Chair)1: $5,000
In addition, each independent director is entitled to an equity award of $80,000, payable in the form of restricted shares of common stock, to be issued on October 1 of each year (the “Award Date”) and vesting on the one-year anniversary of the Award Date, subject to the director’s continued service on the board of directors. The awards are calculated based on the then-current NAV per share on the Award Date and issued pursuant to the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan (the “2022 Equity Plan”). Directors are entitled to receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2023:

Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
T. Patrick Duncan	$115,000	$80,000	$—	$—	$195,000
Alicia K. Harrison	$90,000	$80,000	$—	$—	$170,000
W. Brian Kretzmer	$95,000	$80,000	$—	$—	$175,000
Howard A. Silver	$100,000	$80,000	$—	$—	$180,000
Calvin E. Hollis	$85,000	$80,000	$—	$—	$165,000
Jason Schreiber	$—	$—	$—	$—	$—
Emily Vande Krol	$—	$—	$—	$—	$—
Richard S. Ressler	$—	$—	$—	$—	$—
Avraham Shemesh	$—	$—	$—	$—	$—
Roger D. Snell	$90,000	$80,000	$—	$—	$170,000
1 Mr. Ressler, the chairman of our board of directors and our chief executive officer, serves as the chairman of the investment risk management committee and receives no additional compensation for such service.

___________________
(1)Messrs. Ressler, Schreiber and Shemesh and Ms. Vande Krol are not independent directors and did not receive compensation for their service on the board of directors.
(2)Mses. Harrison and Vande Krol and Messrs. Hollis, Shemesh and Snell served as directors for the fiscal year ended December 31, 2023, and resigned on February 29, 2024 in order to serve on the board of trustees of the Company’s subsidiary, CLR.
(3)Represents the grant date fair value of the restricted shares of common stock issued pursuant to the 2022 Equity Plan, as applicable, for purposes of Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Each of the independent directors received a grant of restricted shares of common stock in October 2023, which shares vest approximately one year from the date of grant. The grant date fair value of the restricted shares is based on the estimated NAV per share of the common stock on the grant date, which was $6.57.
Long Term Incentive Plan Awards to Independent Directors
In August 2018, in connection with the approval and implementation of a revised compensation structure for our independent directors, the board of directors approved the CIM Real Estate Finance Trust, Inc. 2018 Equity Incentive Plan (the “Prior Equity Plan”), under which 400,000 shares of the Company’s common stock were reserved for issuance and share awards of approximately 306,000 were available for future grant at December 31, 2021.
On April 27, 2022, our board of directors approved the 2022 Equity Plan. The 2022 Equity Plan was approved by our stockholders on July 12, 2022. The 2022 Equity Plan supersedes and replaces the Prior Equity Plan.
In October 2023, the Company granted awards of approximately 12,177 restricted shares to each of the independent members of the board of directors (approximately 73,059 restricted shares in aggregate) under the 2022 Equity Plan, representing 25% of each independent director’s annual aggregate board compensation for the twelve month period beginning October 2023 (the “2023 Restricted Stock Awards”). The 2023 Restricted Stock Awards for Messrs. Duncan, Kretzmer and Silver will vest on October 1, 2024, approximately one year from the date of grant. The 2023 Restricted Stock Awards for Messrs. Hollis and Snell and Ms. Harrison were accelerated upon the approval of the compensation committee and the board of directors on February 29, 2024 in connection with their resignation from the board of directors in order to serve on the board of trustees of the Company’s subsidiary, CLR.
The total number of shares of Company common stock reserved and available for issuance under the 2022 Equity Plan at any time during the term of the 2022 Equity Plan shall be 250,000 shares, which is a reduction from 400,000 shares authorized for issuance under the Prior Equity Plan.
Compensation Committee Interlocks and Insider Participation
The compensation committee currently consists of Messrs. Duncan, Kretzmer and Silver, all of whom are independent. During 2023 until February 29, 2024, the compensation committee consisted of Messrs. Duncan, Hollis and Snell, all of whom were independent. We are externally managed and did not separately compensate our executive officers or non-independent directors in 2023.
During the fiscal year ended December 31, 2023, Nathan D. DeBacker served as an executive officer of CMCT, for which Messrs. Ressler and Shemesh serve as directors. Like us, CMCT has a compensation committee consisting of independent directors, and they did not separately compensate their executive officers.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely upon a review of the copies of any such forms furnished to us and written representations from our executive officers and directors, we believe that during the year ended December 31, 2023, all required Section 16(a) filings were timely and correctly made by reporting persons.

Executive Officers
In addition to Richard S. Ressler, the following individual currently serves as an executive officer of the Company:
Nathan D. DeBacker, age 44, has served as our chief financial officer and treasurer since August 2016 and has served as principal accounting officer since April 2022. Mr. DeBacker has been managing director of finance & accounting at CIM since March 2021. From February 2018 to March 2021, he served as senior vice president of finance & accounting at CIM. Since April 2023, Mr. DeBacker has also served as the chief accounting officer of CIM Opportunity Zone Fund, L.P. He served as chief financial officer of CMCT and CIM Real Assets & Credit Fund, a continuously-offered closed-ended interval fund managed by affiliates of CIM that seeks to invest in a mix of institutional-quality real estate and credit assets, from March 2019 until August 2022. Mr. DeBacker served as chief financial officer and treasurer of CCIT II from February 2018 until CCIT II’s merger with GRT in March 2021. He also served as chief financial officer and treasurer of CCPT V and CCIT III from August 2016 until CCPT V’s and CCIT III’s respective mergers with our company in December 2020, and chief financial officer and treasurer of CINAV from April 2016 until CINAV’s merger with our company in December 2021. Mr. DeBacker also serves as an officer of various affiliates of CIM including as vice president of CMFT Management. He served as the chief financial officer of CCO Capital, CIM’s FINRA registered broker-dealer, from February 2018 to December 2020. From August 2016 to February 2018, Mr. DeBacker served as senior vice president and chief financial officer, Cole REITs, of VEREIT, Inc. (“VEREIT”). Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to individuals and business organizations, from May 2014 until August 2016. Mr. DeBacker was also registered as an investment adviser representative with Archer Investment Corporation, an investment advisory firm that partners with accountants and CPAs to provide investment management solutions for their clients, from November 2015 until August 2016. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital, the predecessor to CCO Group, LLC (“CCO Group”), and, following the merger with VEREIT, most recently served as vice president of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned his Bachelor of Science degree in Accounting from the University of Arizona and is a Certified Public Accountant in Arizona.
Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer of our Company. We are also not aware of any family relationships among any of the directors or executive officers of the Company.
Compensation of Executive Officers
We have no employees. Our executive officers, including our principal financial officer, are employed by affiliates of CIM and did not receive compensation directly from us for services rendered to us in 2023. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement. In January 2024, the compensation committee approved and adopted the Manager Equity Plan, and we granted equity-based awards under the Manager Equity Plan to certain eligible officers of the Company.
Our executive officers are also officers of our manager and/or certain other CIM affiliates, and are compensated by CIM for their services to us. We pay fees to such entities under our Management Agreement and investment advisory agreement, which agreements also provide for the reimbursement of costs to us for their provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our manager, investment advisor and dealer manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of April 25, 2024 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors and director nominees, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 437,796,637 shares of common stock outstanding as of April 25, 2024, which were held by approximately 74,631 stockholders of record.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage
Richard S. Ressler(3)	20,000	*
T. Patrick Duncan(4)	44,387	*
Jason Schreiber	—	—
W. Brian Kretzmer(5)	92,423	*
Howard A. Silver(6)	50,656	*
Nathan D. DeBacker	—	—
All executive officers and directors as a group (6 persons)	207,466	*
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*	Represents less than 1% of the outstanding common stock.
(1)	The address of each beneficial owner listed is c/o CIM Real Estate Finance Trust, Inc., 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 25, 2024.

(3)
The reported shares are owned directly by CMFT Management. Mr. Ressler may be deemed to beneficially own the shares owned by CMFT Management because of his position with CIM, which is the sole common equity member of CCO Group, which owns and controls CMFT Management. Mr. Ressler disclaims beneficial ownership of the reported securities except to the extent of his indirect pecuniary interest therein, and nothing herein shall be deemed an admission that Mr. Ressler is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.

(4)	Includes 12,176.56 restricted shares of common stock issued under the 2022 Equity Plan in connection with Mr. Duncan’s service as a member of the board of directors.
(5)	Includes 12,176.56 restricted shares of common stock issued under the 2022 Equity Plan in connection with Mr. Kretzmer’s service as a member of the board of directors.
(6)	Includes 12,176.56 restricted shares of common stock issued under the 2022 Equity Plan in connection with Mr. Silver’s service as a member of the board of directors.

PROPOSAL 2
APPROVAL OF THE CIM REAL ESTATE FINANCE TRUST, INC. 2024 MANAGER EQUITY INCENTIVE PLAN
On January 9, 2024, the compensation committee approved and adopted the Manager Equity Plan, and our board of directors recommends that our stockholders approve the Manager Equity Plan. The Manager Equity Plan was ratified and approved by our Board on April 24, 2024.
The total number of shares of Company common stock reserved and available for issuance under the Manager Equity Plan at any time during the term of the Manager Equity Plan shall be 12,000,000.
Because we are not subject to stock exchange listing standards requiring stockholder approval of equity compensation plans, stockholder approval of the Manager Equity Plan is not required. Nevertheless, we are submitting the Manager Equity Plan to our stockholders for approval as a matter of good corporate governance.
A description of the material terms of the Manager Equity Plan is set forth below. This description is qualified in its entirety by the terms of the Manager Equity Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.
Purpose of the Manager Equity Plan
The purpose of the Manager Equity Plan is to issue awards to the Company’s eligible named executive officers and/or our manager (which will in turn transfer awards to the directors, officers, employees, advisors, or consultants of our manager or its affiliates (other than the Company’s eligible named executive officers or CIM’s founders) who provide services to our manager or its affiliates in support of the Company and its subsidiaries), in order to promote the interests of the Company by attracting and retaining such recipients and providing such recipients an incentive to work to increase the value of shares of Company common stock and a stake in the future of the Company that corresponds to that of the Company’s stockholders. The Manager Equity Plan provides for the grant of non-qualified stock options (“NQSOs”), restricted stock awards, restricted stock units (“RSUs”) and stock appreciation rights (“SARs”) to aid the Company and any subsidiary of the Company in obtaining these goals.
Eligibility
Awards under the Manager Equity Plan may be granted only to (i) a named executive officer (as such term is defined in Item 402 of Regulation S-K) of the Company deemed eligible to participate in the Manager Equity Plan, as determined by our board of directors in its sole discretion; provided, however, that in no event will a CIM founder be deemed an eligible named executive officer for purposes of the Manager Equity Plan; and (ii) our manager (which may in turn issue awards to the directors, officers, employees, advisors or consultants of our manager other than the Company’s eligible named executive officers or CIM’s founders), in each case pursuant to such terms and conditions as determined by our board of directors or compensation committee if designated by our board of directors.
Administration
Our board of directors, or compensation committee if designated by our board of directors, will administer the Manager Equity Plan. Our board of directors (or compensation committee) will have full power to determine the sizes and types of awards in a manner consistent with the Manager Equity Plan, to determine the terms and conditions of awards in a manner consistent with the Manager Equity Plan, to construe and interpret the Manager Equity Plan and any agreement or instrument entered into under the Manager Equity Plan, to establish, amend or waive rules and regulations for the Manager Equity Plan’s administration, and to amend the terms and conditions of any outstanding awards as allowed under the Manager Equity Plan and such awards. Further, our board of directors or compensation committee may make all other determinations that may be necessary or advisable for the administration of the Manager Equity Plan.
Available Shares
The maximum number of shares of Company common stock that may be issued pursuant to awards under the Manager Equity Plan is 12,000,000, as adjusted by our board of directors in its complete and absolute discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits.
Termination of Management Agreement

Upon termination of the Management Agreement either (i) by the Company as a result of a “Cause Event” (as defined in the Management Agreement) or (ii) by our manager for any reason (other than a breach by the Company of the Management Agreement), all unvested awards then held by our manager (or granted to our manager and subsequently transferred by our manager to, and then held by, directors, officers, employees, advisors, or consultants of our manager or its affiliates, other than any eligible named executive officers of the Company or founders of CIM) and all accrued and unpaid dividends or dividend equivalents related thereto will be immediately cancelled and forfeited without consideration. Upon termination of the Management Agreement for any reason other than as enumerated in the immediately preceding sentence, any award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved.
Types of Awards under the Manager Equity Plan
The Manager Equity Plan authorizes the grant of the following types of awards to eligible participants:
Options. Each option granted under the Manager Equity Plan entitles the participant to purchase the number of shares of common stock specified at grant at a specified exercise price. Options granted under the Manager Equity Plan will be NQSOs that are not intended by the Company to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The exercise price and term of any option will be set forth in an award agreement; provided, that the exercise price of any option shall be equal to or greater than the fair market value of a share of common stock on the date the option is granted and the term of an option shall not exceed 10 years.
An option’s terms and conditions, including the number of shares of common stock to which the option pertains, the exercise price, vesting and expiration of the option, will be determined by our board of directors or compensation committee and set forth in an award agreement. The provisions will be determined in the sole discretion of the board of directors or compensation committee and need not be uniform among all options.
Payment for shares of common stock purchased upon exercise of an option must be made in full at the time of the exercise. Payment for shares purchased pursuant to the exercise of an option must be made in cash or, unless the award agreement provides otherwise and subject to the discretion of the board of directors or compensation committee, by delivery to the Company of a number of shares having an aggregate fair market value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof.
Restricted Stock Awards. Each grant of a restricted stock award will be evidenced by an award agreement that will specify the terms, conditions and restrictions regarding the restricted stock award. Restricted stock awards awarded pursuant to the Manager Equity Plan will be subject to such restrictions (if any) as determined by the board of directors or compensation committee for periods determined by the board of directors or compensation committee. Restricted stock awards issued under the Manager Equity Plan may have restrictions which lapse based upon the service of a participant, or based upon the attainment (as determined by the board of directors or compensation committee) of performance goals established pursuant to business or other criteria that the board of directors or compensation committee may determine to be appropriate. Any restricted stock award with restrictions that lapse based on the attainment of performance goals must be granted by the compensation committee, and must have its performance goals determined by the compensation committee based upon one or more business or other criteria determined to be appropriate by the board of directors or compensation committee. Shares awarded pursuant to a restricted stock award may be forfeited to the extent that a participant fails to satisfy the applicable conditions or restrictions during the period of restriction.
Each participant receiving a restricted stock award will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the board of directors or compensation committee determines otherwise in an award agreement, so long as the restrictions placed upon the shares pursuant to the restricted stock award constitute a “substantial risk of forfeiture,” then, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted stock award shares will be retained by the Company for the account of the relevant participant. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant participant (without interest). If the restrictions placed upon the shares pursuant to the restricted stock award do not constitute a “substantial risk of forfeiture,” then such dividends or other distributions will not be paid to the participant unless the award agreement specifies the terms and conditions that will be applicable to such payment.
RSUs. Each grant of an RSU shall be evidenced by an award agreement that will specify the terms, conditions and restrictions regarding the RSU award. An RSU will entitle the participant to receive one share of common stock, its cash equivalent, or a combination thereof, at such future time and upon such terms as specified by the board of directors or compensation committee in the award agreement evidencing such award. RSUs issued under the Manager Equity Plan may have restrictions which lapse based upon the service of a participant, based upon the attainment (as determined by the board of directors or compensation committee) of performance goals, or based upon other criteria that the board of directors or compensation committee may determine appropriate. The board of directors or compensation committee may require a cash payment from the participant in exchange for the grant of RSUs or may grant RSUs without the requirement of a cash payment. A participant’s right to shares of common stock or other consideration based upon RSUs will be an unfunded, unsecured obligation of the Company until such time as shares of common stock or consideration are actually issued or paid to the participant pursuant to the terms and provisions of the award agreement evidencing such RSUs, and such participant will have no right to any specific assets of the Company prior thereto.
The board of directors or compensation committee may establish a vesting schedule applicable to an RSU and may specify the times, vesting and performance goal requirements that may be applicable to an RSU. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the RSUs subject to such award agreement will remain subject to forfeiture. Unless the applicable award agreement provides otherwise, holders of RSUs will not be entitled to vote or to receive dividends until they become owners of the shares of common stock pursuant to their RSUs.
The board of directors or compensation committee may include in the award agreement with respect to any RSUs a dividend equivalent right entitling the participant to receive amounts equal to all or any portion of the cash or stock dividends that would be paid on the shares of common stock covered by such RSUs if such shares of common stock had been delivered pursuant to such award. The participant holding a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable award agreement. In the event such a provision is included in an award agreement, the board of directors or compensation committee will determine whether such payments will be made in cash, in shares of common stock or in another form, whether they will be conditioned upon the vesting of the RSUs to which they relate, the time or times at which they will be made, and such other terms and conditions as the board of directors or compensation committee will deem appropriate.
SARs. An SAR is a right to receive the excess of the fair market value of a specified number of shares of common stock at the time of exercise, over the SAR exercise price specified in an award agreement that will not be less than the SAR exercise price for that number of shares in the case of an SAR granted in connection with a previously or contemporaneously granted option, or in the case of any other SAR, not less than 85% of the fair market value of that number of shares at the time the SAR was granted.
Each SAR grant will be set forth in an award agreement that will specify the exercise price, the term of the SAR and such other provisions as the board of directors or compensation committee determines. Upon exercise or payment of an SAR, the Company will pay to the participant the appreciation in cash or shares of common stock (at the aggregate fair market value on the date of the payment or exercise) or a combination thereof as provided in the award agreement, or in the absence of such provision, as the board of directors or compensation committee may determine.
Transferability
Except as otherwise provided in the Manager Equity Plan, awards granted under the Manager Equity Plan are not transferable or assignable by the participant. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against the Company.
Change of Control of Company
Upon a change of control of the Company, if outstanding awards are not assumed or substituted by the successor entity, the compensation committee may in its sole discretion generally accelerate the vesting and/or exercisability of awards and provide for a cancellation and cash-out of awards by the Company. Under the Manager Equity Plan, a change of control means either of the following:
•any single transaction or series of related transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least 85%) of its assets for cash or property, or for a combination of cash and property, or for other consideration; provided, however, that with respect to any such sales, transfers, leases, exchanges, or dispositions of assets pursuant to a plan of liquidation by the Company, a change of control shall not have been deemed to occur until the board of directors has completed all required actions pursuant to such plan of liquidation and the winding up of the Company; or

•any single transaction or series of related transactions pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.
However, notwithstanding the foregoing, in no event shall an initial public listing of the Company’s common stock constitute a change of control.
Amendment and Termination
The Company has the right to modify, amend or cancel any award after it has been granted in a manner that complies with applicable law if (i) the modification, amendment or cancellation does not diminish the rights or benefits of the participant under the award, (ii) the participant consents in writing to such modification, amendment or cancellation, (iii) there is a dissolution or liquidation of the Company, (iv) the Manager Equity Plan and/or the award agreement expressly provides for such modification, amendment or cancellation, or (v) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.
The board of directors or compensation committee may suspend the granting of awards under the Manager Equity Plan or terminate the Manager Equity Plan at any time.
U.S. Federal Income Tax Consequences
The rules concerning the federal income tax consequences with respect to awards made pursuant to the Manager Equity Plan are technical, and reasonable persons may differ on the proper interpretation of the rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. The following discussion is designed to provide only a brief, general summary description of the U.S. federal income tax consequences associated with the awards, based on a good faith interpretation of the current U.S. federal income tax laws, regulations (including applicable proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth any U.S. federal tax consequences other than income tax consequences and also does not discuss any state, local or non-U.S. tax consequences that may apply. We recommend that Manager Equity Plan participants consult their own tax advisors as to the tax consequences of their particular situation.
Stock Options. An optionee does not recognize taxable income upon the grant or vesting of an NQSO. Upon the exercise of an NQSO, the optionee recognizes ordinary income to the extent that the fair market value of the shares of common stock received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the NQSO.
Stock Awards. A participant who receives an award of shares that is not subject to any restriction (vested) at the time of grant will recognize taxable income in the year in which the award is granted equal to the fair market value of the shares received. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income to the extent and in the first taxable year in which his or her interest in the shares subject to the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. The amount of U.S. federal income is equal to the fair market value of the shares less the value of the consideration, if any, paid for the shares. A participant may elect to recognize U.S. federal income at the time of grant of restricted stock in an amount equal to the fair market value of the shares subject to the award (less the value of the consideration paid for the shares) on the date the award is granted by filing an election under Code Section 83(b) within 30 days of the date of the award. The Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which the shares become either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (or in the taxable year of the award if, at that time, the participant had filed a timely election under Section 83(b) of the Code to accelerate recognition of income). Any gain or loss realized by the participant from a later sale of shares of common stock will be reportable by the participant as a long-term or short-term capital gain or loss.
RSUs. In the case of an award of RSUs, the participant will generally recognize ordinary income in an amount equal to any cash and/or the fair market value of any shares of common stock received on the date of payment. In that taxable year, the Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income recognized by the participant.

SARs. A participant who exercises an SAR will recognize ordinary income upon the exercise equal to the amount of cash and the fair market value of any shares of common stock received as a result of the exercise. The Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the SAR.
Section 409A. Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of U.S. federal income along with an additional tax equal to 20% of the amount included in U.S. federal income, and interest on deemed underpayments in certain circumstances. While certain awards under the Manager Equity Plan could be subject to Section 409A (for example, RSUs), the Manager Equity Plan and awards have been drafted to be exempt from, or comply with, the requirements of Section 409A, where applicable.
New Plan Benefits
The actual number and terms of awards that will be granted under the Manager Equity Plan is not presently determinable, as the board of directors or compensation committee determines whether to grant awards and the terms of the awards.
Vote Required; Recommendation
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the Manager Equity Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CIM REAL ESTATE FINANCE TRUST, INC. 2024 MANAGER EQUITY INCENTIVE PLAN

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Relationship with Independent Registered Public Accounting Firm
The audit committee has engaged Deloitte as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2024. Deloitte has served as our independent registered public accounting firm since our formation in July 2010. Stockholder ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee may reconsider whether or not to retain Deloitte in the future. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.
Audit and Non-Audit Fees
During the year ended December 31, 2023, Deloitte served as our independent registered public accounting firm and provided certain tax and other services. The audit committee reviewed the audit and non-audit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte for the years ended December 31, 2023 and 2022 are set forth in the table below.

	Year Ended December 31,
Type of Service	2023	2022
Audit fees (1)	$1,456,000	$1,386,350
Audit-related fees	—	—
Tax fees (2)	83,246	226,932
All other fees (3)	—	45,000
Total	$1,539,246	$1,658,282
___________________

(1)	Represents fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.
(2)	Represents fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.
(3)	Represents fees for services in connection with providing an Independent Accountant’s Report on CIM Real Estate Finance Operating Partnership, LP and CREI Advisors, LLC compliance with certain sections of the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (USAP) as of December 31, 2021 and for the period July 28, 2021 to December 31, 2021 in connection with the company’s asset backed securities mortgage notes, Series 2021-1.

Pre-Approval Policies and Procedures
The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.
All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of the independent auditors. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy, are to be disclosed to the full audit committee at the next regularly scheduled meeting.
All services rendered by Deloitte for the years ended December 31, 2023 and December 31, 2022 were pre-approved in accordance with the policies and procedures described above.
A representative of Deloitte is expected to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Auditor Independence
The audit committee has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.
Vote Required; Recommendation
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte as our independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

AUDIT COMMITTEE REPORT
Our management has the primary responsibility for the accounting and financial reporting process of CIM Real Estate Finance Trust, Inc., a Maryland corporation (the “Company”), including the system of internal control over financial reporting, and the preparation of the Company’s financial statements. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, is responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and for expressing an opinion as to whether the Company’s consolidated financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In this context, the responsibility of the audit committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte the Company’s 2023 audited financial statements, and management and Deloitte represented to the audit committee that such audited financial statements were prepared in accordance with GAAP.
The audit committee also reviewed and discussed with Deloitte the matters required to be discussed by applicable requirements of the PCAOB and the Securities and Exchange Commission (the “SEC”). In addition, the audit committee received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence, and discussed with Deloitte its independence.
The audit committee discussed with Deloitte the overall scope and plans for the audit. The audit committee meets periodically with Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the 2023 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

The Audit Committee of the Board of Directors: Howard A. Silver (Chairman) T. Patrick Duncan W. Brian Kretzmer

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
Management and Investment Advisory Agreements; Sub-Advisory Arrangements
We are party to the second amended and restated management agreement with CMFT Management dated March 22, 2023 (the “Management Agreement”) whereby CMFT Management manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to CMFT Management a management fee (the “Management Fee”), payable quarterly in arrears, equal to the greater of (a) $250,000 per annum ($62,500 per quarter) and (b) 1.50% per annum (0.375% per quarter) of the Company’s Equity (as defined in the Management Agreement). Management fees for the year ended December 31, 2023 totaled $37.8 million. We also reimburse CMFT Management for expenses incurred in connection with the provision of services pursuant to the Management Agreement. Such expense reimbursements for the year ended December 31, 2023 totaled $11.4 million.
Our manager is also entitled to receive Incentive Compensation (as defined in the Management Agreement), payable with respect to each quarter, which is generally equal to the excess of (a) the product of (i) 20% and (ii) the excess of (A) Core Earnings (as defined in the Management Agreement) of the Company for the previous 12-month period, over (B) the product of (1) the Company’s Consolidated Equity (as defined in the Management Agreement) in the previous 12-month period, and (2) 7% per annum, over (b) the sum of any Incentive Compensation paid to our manager with respect to the first three calendar quarters of such previous 12-month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No Incentive Compensation was payable during the year ended December 31, 2023.
Our Management Agreement had an initial three year term that expired on August 20, 2022, and renews automatically each year thereafter for an additional one-year period unless the Company terminates without cause by providing 180 days’ advance written notice to the manager after the affirmative vote of 2/3 of the Company’s independent directors that there has been unsatisfactory performance by the Manager that is materially detrimental to the Company and its subsidiaries or the Management Fee and Incentive Compensation payable to CMFT Management is not fair. The Company may also terminate the Management Agreement by providing 30 days’ advance written notice to the manager of an occurrence of a cause event, as defined in the Management Agreement. If the Management Agreement is terminated without cause, the manager is entitled to receive a termination fee equal to three times the sum of (a) the average annual Management Fee and (b) the average annual Incentive Compensation during the 24-month period prior to the termination.
On December 6, 2019, our wholly owned subsidiary, CMFT Securities Investments, LLC (“CMFT Securities”), entered into an investment advisory and management agreement (the “Investment Advisory and Management Agreement”) with CIM Capital IC Management, LLC, a Delaware limited liability company (the “Investment Advisor”). CMFT Securities was formed for the purpose of holding any securities investments made by the Company. The Investment Advisor, a wholly-owned subsidiary of CIM, is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Pursuant to the Investment Advisory and Management Agreement, the Investment Advisor will manage the day-to-day business affairs of CMFT Securities and its investments in corporate credit and real estate-related securities (collectively, the “Managed Assets”), subject to the supervision of the board of directors.
Pursuant to the Investment Advisory and Management Agreement, our Investment Advisor shall receive an investment advisory fee (the “Investment Advisory Fee”), payable quarterly in arrears, equal to 1.50% per annum (0.375% per quarter) of CMFT Securities’ Equity (as defined in the Investment Advisory and Management Agreement). Because the securities and corporate credit assets that are managed by our Investment Advisor are excluded from the calculation of Management Fees payable by the Company to our manager under the Management Agreement, the total management and advisory fees payable by us to our external advisors are not increased as a result of entering into the Investment Advisory and Management Agreement. In addition, the Investment Advisor is eligible to receive incentive compensation, as described below. In the event that Incentive Compensation is earned and payable with respect to any quarter under the Management Agreement, our manager will calculate the portion of the Incentive Compensation that was attributable to the assets managed by our Investment Advisor and payable to the Investment Advisor (the “Securities Manager Incentive Compensation”). Pursuant to the Investment Advisory and Management Agreement, CMFT Securities will reimburse the Investment Advisor for costs and expenses incurred by the Investment Advisor on its behalf. During the year ended December 31, 2023, $13.2 million in Investment Advisory Fees were paid and $1.9 million in costs and expenses were reimbursed to the Investment Advisor.
The Investment Advisory and Management Agreement had an initial three year term that expired on December 6, 2022, and renews automatically each year for an additional one-year period unless CMFT Securities terminates without cause by providing 180 days’ advance written notice to the Investment Advisor after the affirmative vote of 2/3 of our independent directors that there has been unsatisfactory performance by the Investment Advisor that is materially detrimental to the Company and its subsidiaries or the Investment Advisory Fee and Securities Manager Incentive Compensation fee payable to CMFT Management is not fair. The Company may also terminate the Investment Advisory and Management Agreement by providing 30 days’ advance written notice to the manager of an occurrence of a cause event, as defined in the Management Agreement. If the Investment Advisory and Management Agreement is terminated without cause by CMFT Securities, the Investment Advisor is entitled to receive a termination fee equal to three times the sum of (a) the average annual Investment Advisory Fee and (b) the average annual Securities Manager Incentive Compensation during the 24-month period prior to the termination. CMFT Securities is not required to pay the termination fee if the Investment Advisor terminates the Investment Advisory and Management Agreement, or if the Investment Advisory and Management Agreement is terminated for cause.
On December 6, 2019, the Investment Advisor entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with OFS Capital Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), to act as an investment sub-advisor to CMFT Securities. The Sub-Advisor is registered as an investment adviser under the Advisers Act and is an affiliate of the Investment Advisor. The Sub-Advisor is responsible for providing investment management services with respect to the corporate credit-related securities and certain other assets held by CMFT Securities. On a quarterly basis, the Investment Advisor will designate 50% of the sum of the Investment Advisory Fee and Securities Manager Incentive Compensation payable to the Investment Advisor, as described above, as sub-advisory fees (“Sub-Advisory Fees”). The Sub-Advisory Fees are paid ratably, as determined pursuant to the Sub-Advisory Agreement, to the Sub-Advisor and any other sub-advisers, if any, that provide services to CMFT Securities. Either party may terminate the Sub-Advisory Agreement with 30 days’ prior written notice to the other party.

The Company’s subsidiary, CLR, entered into a separate management agreement (“CLR Management Agreement”) with CMFT Management on February 29, 2024 (“CLR Effective Date”) for the day-to-day management of CLR and its non-securities assets, pursuant to which CLR will pay CMFT Management a base management fee, payable in arrears, equal to 1.25% of CLR’s net asset value per share (or 0.90% of its net asset value per share for its founder share classes), plus a performance fee that is, subject to certain adjustment in the calculation for the measurement periods applicable to core earnings during the first four calendar quarters, generally equal to the excess of (A) the product of (I) 10% and (II) the excess of (y) CLR’s core earnings for the previous 12-month period, over (z) the product of (i) CLR’s average adjusted capital, and (ii) a hurdle rate of 6.5% (7.25% for its founder share classes, each considered on an annualized basis, over (B) the sum of any performance fee paid to CMFT Management or the Investment Advisor with respect to the first three calendar quarters of such previous 12-month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No performance fee shall be payable by CLR to CMFT Management or the Investment Advisor with respect to any calendar quarter unless CLR’s core earnings for the 12 most recently completed calendar months (or such lesser number of completed calendar quarters following the CLR Effective Date) in the aggregate is greater than zero. Once CLR’s core earnings exceed the hurdle rate, CMFT Management is entitled to a “catch-up” fee equal to the amount of core earnings in excess of the hurdle rate, until CLR’s core earnings for the applicable period equal 7.224% (8.0576% for CLR’s founder share classes, each considered on an annualized basis of CLR’s average adjusted capital. Thereafter, CMFT Management is entitled to receive 10% of CLR’s core earnings.

CLR Securities Investments, LLC (“CLR Securities”), a wholly owned subsidiary of CLR, has an investment advisory and management agreement dated February 29, 2024 (the “CLR Investment Advisory and Management Agreement”) with the Investment Advisor pursuant to which the Investment Advisor manages the day-to-day business affairs of CLR Securities and its investments in real estate-related securities (collectively, the “CLR Managed Assets”), subject to the supervision of the CLR board of trustees. In connection with the services provided by the Investment Advisor, CLR Securities pays the Investment Advisor an investment advisory fee (the “CLR Investment Advisory Fee”), payable quarterly in arrears, equal to the proportion of the base management fee and performance fee calculated pursuant to the CLR Management Agreement that is attributable to the CLR Managed Assets. Because the CLR Managed Assets are excluded from the calculation of management fees payable by CLR to CMFT Management pursuant to the Management Agreement, the total management and advisory fees payable by CLR to its external advisors are not increased as a result of the CLR Investment Advisory and Management Agreement.

The CLR Management Agreement and CLR Investment Advisory and Management Agreement (together, the “CLR Advisory Agreements”) each have an initial three-year term and shall be deemed renewed automatically each year thereafter for an additional one-year period unless CLR provides 180 days’ written notice of termination of a CLR Advisory Agreement after the affirmative vote of CLR’s independent trustees. If either CLR Advisory

Agreement is terminated without cause, CMFT Management and/or the Investment Advisor, as applicable, shall receive a termination fee pursuant to the terminated CLR Advisory Agreement equal to three times the sum of (a) the average annual management fee and (b) the average annual incentive compensation incurred under the terminated CLR Advisory Agreement during the 24-month period prior to the termination. No management fees or performance fees were paid by CLR to CMFT Management or the Investment Advisor in 2023.

The Company and CMFT Management have entered into an agreement whereby, (i) for so long as CMFT Management is the external manager of the Company and an affiliate of CIM Group, the Company’s management fee payable to CMFT Management will be reduced by the Company’s proportional share, based on its ownership of CLR, of the base management fee and performance fee payable to CMFT Management by CLR, and (ii) if the Management Agreement and either or both of the CLR Advisory Agreements are simultaneously terminated without cause, the termination fee payable by the Company to the CMFT Manager or the Investment Advisor, as applicable, under the applicable CLR Advisory Agreement shall be reduced by the Company’s proportional share, based on its ownership of CLR, of the termination fee payable to CMFT Management or the Investment Advisor, by CLR under the applicable CLR Advisory Agreement, such that, in each case, the Company will not pay more fees than would otherwise be payable under its Management Agreement or Investment Advisory and Management Agreement, as applicable.

The Investment Advisor has engaged the Sub-Advisor to act as an investment sub-advisor with respect to the assets held by CLR Securities. The Sub-Advisor principally provides investment management services with respect to the real estate related securities held by CLR Securities and its subsidiaries. On a quarterly basis, the Investment Advisor designates 50% of the sum of the CLR Investment Advisory Fee and incentive compensation attributable to the assets for which the Sub-Advisor has provided investment management services payable to the Investment Advisor as sub-advisory fees. The Sub-Advisory Agreement may be terminated by either party with 30 days’ advance written notice to the other party.
Richard S. Ressler, our chief executive officer and president and the chairman of our board of directors, and Mr. DeBacker, our chief financial officer and treasurer, are officers of CMFT Management. Mr Ressler is also the co-founder and principal owner of the Sub-Advisor.
Development Management Agreements

On January 7, 2021, we completed foreclosure proceedings to take control of the assets which previously secured our mezzanine loans, including 75 condominium units and 21 rental units across four buildings in New York. Upon foreclosure, and with the approval of our valuation, compensation and affiliate transactions committee, CIM NY Management, LLC, an affiliate of CMFT Management, entered into a Development Management Agreement with our indirect wholly owned subsidiaries that own each of the four buildings (the “Building Owners”), wherein CIM NY Management, LLC will act as project manager in overseeing the development and construction of property improvements in accordance with each respective Development Management Agreement (the “Development Services”). In consideration for the Development Services, CIM NY Management, LLC will receive a development management fee from the Building Owners equal to 4% of the aggregate gross project costs expended during the term of the Development Management Agreement, subject to the conditions in each respective Development Management Agreement. Additionally, CIM NY Management, LLC is reimbursed by the Building Owners for expenses incurred in connection with the Development Services, including services provided that are incidental to but not part of the Development Services. The Development Management Agreement shall remain in effect until the project completion date, and is terminable by either party with fifteen days prior notice to the other party, with or without cause. During the year ended December 31, 2023, the Company recorded $380,000 in development management fees.
Investments with Affiliates of the Manager
In September 2021, the Company co-invested $68.4 million in preferred units and $138.8 million in a first mortgage loan to a third-party for the purchase of a multi-family, office and retail building in Fort Lauderdale, Florida with CIM Real Assets & Credit Fund, a fund that is advised by affiliates of CMFT Management (“CIM RACR”). The Company redeemed its investment in the preferred units during the year ended December 31, 2022 in exchange for an investment in a first mortgage loan. As of December 31, 2023, $199.9 million of the first mortgage loan was outstanding.
In October 2021, the Company invested in a $130.0 million first mortgage loan, with an initial advance of $119.0 million, to a third-party, the proceeds of which were used to finance the acquisition of a property from a fund that is advised by an affiliate of CMFT Management. As of December 31, 2023, $123.0 million of the first mortgage loan was outstanding.

In November 2021, the Company entered into an unconsolidated joint venture (the “MT-FT JV”) with CMMT Holdings, LLC, a fund that is advised by an affiliate of CMFT Management (“CMMT”), for the purposes of investing in NewPoint JV, LLC (the “NewPoint JV”). As of December 31, 2023, the Company indirectly owned, through CMFT MT JV Holdings, LLC and CLR NP Holdings, LLC, a subsidiary of CLR, approximately 50% of the equity interests of the MT-FT JV and has committed to fund capital to the MT-FT JV up to $212.5 million, of which $124.1 million has been funded, net of $55.8 million returned to the Company that can be called back by NewPoint JV through CIM NP JV Holdings, LLC as a capital call on a future date. Through MT-FT JV, which holds approximately 91% of the membership interest in the NewPoint JV pursuant to the terms of the Operating Agreement entered into between MT-FT JV and NewPoint Bridge Lending, LLC, the Company indirectly owns approximately 45% of the outstanding equity of the NewPoint JV on a fully diluted basis.
In December 2021, the Company invested in a $155.0 million first mortgage loan, with an initial advance of $154.0 million, to a third party, the proceeds of which were used to finance the acquisition of a property from a fund that is advised by an affiliate of CMFT Management. As of December 31, 2023, $154.0 million of the first mortgage loan was outstanding.
In April 2022, the Company invested in a $147.0 million first mortgage loan, with an initial advance of $143.0 million, to a third-party, which was previously funded by a fund that is advised by an affiliate of CMFT Management. As of December 31, 2023, $145.5 million of the first mortgage loan was outstanding.
During the year ended December 31, 2022, the Company and CIM RACR co-invested $75.9 million and $14.7 million, respectively, in five corporate senior loans to a third party. During the year ended December 31, 2023, the Company and CIM RACR co-invested $105.8 million and $16.4 million, respectively, in nine corporate senior loans to a third party. As of December 31, 2023, $162.1 million of the corporate senior loans was outstanding. The Sub-Advisor provided investment management services related to these corporate senior loans pursuant to the Sub-Advisory Agreement.
Certain Conflict Resolution Procedures
In order to reduce or eliminate certain potential conflicts of interest, we have certain agreements, policies and procedures in place relating to transactions we may enter into with our sponsor, our manager, any of our directors or any of their respective affiliates and the allocation of investment opportunities among other real estate programs sponsored by CIM. Conflict resolution provisions that are in the Management Agreement or in policies adopted by our board of directors include, among others, the following:

•	We will not purchase any asset from, or sell any asset to, our manager or its affiliates unless such transaction is on terms no less favorable to the Company than could have been obtained on an arm’s length basis from an unrelated party and has been approved in advance by a majority of independent directors.

•	Our audit committee has developed procedures whereby it reviews and approves or disapproves related party transactions, including those required to be disclosed pursuant to Item 404(a) of Regulations S-K. In addition, the Management Agreement provides that the board of directors will be kept informed on a periodic basis of transactions that present certain conflicts, such as co-investments and certain other similar transactions as set forth in the Management Agreement, due to the nature of CIM’s regular business activities and its management of other funds and investment programs.

•	Our property acquisitions, commercial real estate loan investments and certain other investments are allocated among us and the other programs sponsored by CIM pursuant to an asset allocation policy. Pursuant to the policy, in the event that an investment opportunity becomes available that may be suitable for both us or one or more of the other programs sponsored by CIM, and for which more than one of such entities has sufficient uninvested funds, an allocation committee, which is comprised entirely of employees of CIM (the “Allocation Committee”), will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment guidelines and/or restrictions if any, set forth in the CIM program’s governing documents;

•	the CIM program’s risk and return profile;

•	the CIM program’s available capital for investment;

•	the aggregate capital committed to the CIM program; and

•	the age/vintage of the CIM program’s account or fund, and the remaining term of the investment period, if any;

•	whether the investment opportunity is contiguous or proximate to an existing investment;

•	whether the investment opportunity is being made in conjunction with the strategic expansion plans of an existing investment;

•	whether the investment opportunity is being pursued with a sponsor/partner that is also a sponsor/partner in an existing investment;

•	whether there are economic ties/relationships between the investment opportunity and an existing investment; and
•	whether the size and/or product type of the investment opportunity enhances existing diversification within a CIM program’s portfolio.

If, in the judgment of the Allocation Committee, the investment opportunity may be equally appropriate for more than one program, a strict rotation system will be employed whereby such CIM programs will be listed on a rotation schedule in the order of their inception dates from the latest to the earliest inception dates. The CIM program with the most recent inception date will be the first to be offered the relevant investment opportunity.

If a CIM program forgoes an investment opportunity or subsequently relinquishes or abandons the opportunity after accepting, the opportunity will then be offered in the order that the remaining CIM programs are listed on the rotation schedule. Our board of directors has a duty to ensure that the method used for the allocation of investment opportunities suitable for the Company and other CIM programs is applied fairly to us.
Investment opportunities sourced and managed by the Sub-Advisor are allocated pursuant to the allocation policies of the Sub-Advisor.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2025 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2025 Annual Meeting of Stockholders, must be received by our secretary, Laura Eichelsderfer, at our offices no later than December 27, 2024, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2025 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2025 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Laura Eichelsderfer, at our offices no earlier than November 27, 2024 and no later than 5:00 p.m., Mountain Time, on December 27, 2024. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
In addition to satisfying the additional requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 12, 2025.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2024 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
The Company’s 2023 annual report to stockholders, filed with the SEC, is posted on our sponsor’s website at www.cimgroup.com/shareholder-information/cmft-corporate-governance. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.cimgroup.com/shareholder-information/cmft-corporate-governance. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single proxy statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are company stockholders will be “householding” our proxy materials and annual reports as well.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:
CIM Real Estate Finance Trust, Inc.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
Attention: Secretary
(602) 778-8700
We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

By Order of the Board of Directors

Laura Eichelsderfer
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A

CIM REAL ESTATE FINANCE TRUST, INC. 2024 MANAGER EQUITY INCENTIVE PLAN

CIM REAL ESTATE FINANCE TRUST, INC.
2024 MANAGER EQUITY INCENTIVE PLAN
1Purpose
The purpose of this Plan is to issue Stock Incentives to Eligible Named Executive Officers and/or the Manager (which will in turn transfer Stock Incentives to the employees, advisors, or consultants of the Manager or its affiliates (other than Eligible Named Executive Officers) who provide services to the Manager or its affiliates in support of the Company and its subsidiaries), in order to promote the interests of the Company by attracting and retaining such recipients and providing such recipients an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to that of the Company’s Stockholders. The Plan provides for the grant of Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company and any Subsidiary in obtaining these goals.
2Definitions
Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.
2.aBoard means the Board of Directors of the Company (or its delegate, as the context of the Plan may imply).
2.bChange of Control means either of the following:
(i)any single transaction or series of related transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; provided, however, that with respect to any such sales, transfers, leases, exchanges, or dispositions of assets pursuant to a plan of liquidation by the Company, a Change of Control shall not have been deemed to occur until the Board has completed all required actions pursuant to such plan of liquidation and the winding up of the Company; or
(ii)any single transaction or series of related transactions pursuant to which Persons who are not current Stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the Stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company;
However, notwithstanding the foregoing, in no event shall an Initial Public Listing of the Company’s common stock constitute a Change of Control. Notwithstanding any other provision of the Plan or a Stock Incentive Agreement to the contrary, to the extent that a Stock Incentive under the Plan constitutes nonqualified deferred compensation subject to Code §409A and is payable upon a Change of Control, an event shall not be considered to be a Change of Control under the Plan with respect to such Stock Incentive unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Code §409A.
2.cChange of Control Value of a Share, with respect to a Change of Control, shall mean the Fair Market Value of a Share as of the date of such Change of Control as determined by the Board in its complete and absolute discretion; provided, however, in determining such Fair Market Value, the Board shall not take into account any “change of control consideration” which is escrowed and paid at a date later than the Change of Control or which is subject to an

“earnout” provision with post-Change of Control performance contingencies. The intent is that in determining Change of Control Value, the Board may make a subjective determination of the Fair Market Value of a Share without taking into account amounts that may be paid for a Share at a point in time occurring later than the date of the Change of Control, which will eliminate issues associated with deferred compensation. For purposes of this Section 2.3, the term “change of control consideration” shall mean, with respect to a Change of Control, all cash, debt or equity securities and other property paid or issued by an acquiring Person to the Company and/or its Stockholders in consideration for such Change of Control.
2.dCIM Founder shall mean any person designated as a CIM Founder by the Board, Manager or any parent or affiliate of the Manager.
2.eCode means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
2.fCommittee means the Compensation Committee of the Board or any other committee of the Board appointed to administer the Plan, as specified in Section 5.3 hereof. Any such committee shall be comprised entirely of independent directors.
2.gCompany means CIM Real Estate Finance Trust, Inc., a Maryland corporation, and any successor to such organization.
2.hDirector means a member of the Board.
2.iEffective Date means the “Effective Date” as set forth in Section 4 of this Plan.
2.jEligible Named Executive Officer means a “named executive officer” (as such term is defined in Item 402 of Regulation S-K) of the Company deemed eligible to participate in the Plan, as determined from time to time by the Board in its sole discretion; provided, however, that in no event shall a CIM Founder be deemed an Eligible Named Executive Officer for purposes of this Plan.
2.kEligible Recipient means Eligible Named Executive Officers or the Manager (which may in turn issue Stock Incentives to the directors, officers, employees, advisors, or consultants of the Manager (or an affiliate of the Manager) (other than Eligible Named Executive Officers or CIM Founders); provided, however, that such subsequent recipients shall not be considered Eligible Recipients for purposes of the Plan).
2.lExchange Act means the Securities Exchange Act of 1934, as amended.
2.mExercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.
2.nFair Market Value of each Share on any given date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per Share cannot be ascertained or is unavailable for such date, the Fair Market Value per Share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):
(i)If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination or, if the stock exchange or national market on which the Shares trade is not open on the date of determination, the last business day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or
(ii)If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the Company’s most recent net asset value established by the Board unless otherwise determined by the Board.

2.oInitial Public Listing means the closing of the Company’s initial public listing of any class or series of the Company’s equity securities on a national securities exchange, including a listing in connection with an offering of such equity securities pursuant to an effective registration statement filed by the Company under the Securities Act.
2.pInsider means an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.qManagement Agreement means the Second Amended and Restated Management Agreement dated March 22, 2023, by and between the Company and the Manager, as such may be amended from time to time, or any successor management agreement between the Company and an affiliate of CIM Group, L.P.
2.rManager means CIM Real Estate Finance Management, LLC, or any successor manager that is an affiliate of CIM Group, L.P.
2.sNQSO, Non-Qualified Stock Option, or Option means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.
2.tParent means any entity (other than the entity for which a Participant is performing services) in an unbroken chain of entities ending with the entity for which a Participant is performing services if, at the time of the granting of the Stock Incentive, each of the entities other than the entity for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any entity (other than the entity for which a Participant is performing services) in an unbroken chain of entities ending with the entity for which a Participant is performing services if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the entity for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entity in such chain.
2.uParticipant means an Eligible Recipient who receives a Stock Incentive hereunder.
2.vPerson means an individual or entity.
2.wPlan means this CIM Real Estate Finance Trust, Inc. 2024 Manager Equity Incentive Plan, as may be amended from time to time.
2.xRestricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the Participant until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such Shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.
2.yRestricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.
2.zSAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, which when subtracted from the Fair Market Value of a Share on exercise of such Stock Appreciation Right, determines the payment which the holder of such Stock Appreciation Right may be entitled to receive.
2.aaSecurities Act means the Securities Act of 1933, as amended.

2.abShare means one share of common stock of the Company, and any other securities or property issued in exchange therefor or in lieu thereof as provided herein.
2.acStock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the Participant, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the SAR Exercise Price noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.
2.adStock Incentive means a NQSO, a Restricted Stock Award, a Restricted Stock Unit, or a Stock Appreciation Right, or any Shares settled or cash paid in accordance with the terms of any NQSO or Restricted Stock Unit.
2.aeStock Incentive Agreement means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.
2.afStockholder means a Person who owns stock of the Company.
2.agSubsidiary means any entity (other than the entity for which such Participant is performing services) in an unbroken chain of entities beginning with the entity for which the Participant is performing services if, at the time of the granting of the Stock Incentive, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any entity (other than the entity for which such Participant is performing services) in an unbroken chain of entities beginning with the entity for which such Participant is performing services if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain.
3Shares Subject to Stock Incentives
3.aMaximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 12,000,000 Shares, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, from Shares which have been reacquired by the Company, from Shares paid to the Company pursuant to the exercise of Stock Incentives issued under the Plan, or from Shares withheld by the Company for payment of taxes.
3.bDetermination of Maximum Aggregate Shares Issuable. Any Shares subject to a Stock Incentive that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Only the net number of Shares that are issued pursuant to the exercise of an Option shall be counted as issued in applying the provisions of Section 3.1 above in the case of an Option which is exercised through a “cashless” or “net share” exercise as described in Section 7.2(e).
4Effective Date
The Effective Date of this Plan shall be the date it is adopted by the Committee (the “Adoption Date”), or such delayed effective date as the Committee may specify, as noted in resolutions effectuating such adoption.
5Administration
5.aGeneral Administration. This Plan shall be administered by the Board. The Board, acting in its complete and absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, or any Parent or Subsidiary thereof, on each Participant, and on each other Person directly or indirectly affected by such actions.
5.bAuthority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan. Upon issuance of any Stock Incentives under this Plan to the Manager, the Manager may subsequently transfer such Stock Incentives to employees, advisors, or consultants (other than any Eligible Named Executive Officers or CIM Founders) of the Manager or its affiliates.
5.cDelegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other Persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other Persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part.
5.dDecisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, or any Parent or Subsidiary thereof, its Stockholders, directors, Participants, and their estates and beneficiaries.
5.eIndemnification for Decisions. No member of the Board or the Committee (or a subcommittee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a subcommittee thereof) shall constitute service as a director of the Company, so that the members of the Committee (or a subcommittee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, or the Committee (or a subcommittee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a Director (other than an independent Director of the Company), the loss or liability was the result of negligence or misconduct by the Director, or (b) in the case that the Director is an independent Director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the Director or would not be allowed under applicable law. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders of the Company.
5.fMajority Rule. A majority of the members of the Board (or its delegate as contemplated by Section 5.3) shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Board (or its delegate), shall constitute action of the Board.
6Eligibility
Stock Incentives under this Plan may be granted only to the Eligible Recipients, pursuant to such terms and conditions as determined by the Board. If granted to the Manager, the Manager may subsequently transfer such Stock Incentives to employees, advisors, or consultants (other than any Eligible Named Executive Officers or CIM Founders) of the Manager or its affiliates, pursuant to such procedures, terms and conditions that the Manager may subsequently approve, provided that any such subsequent transfer by the Manager shall be permitted only if such issuance complies with all applicable federal and state securities laws and regulations.
7Terms of Stock Incentives
7.aTerms & Conditions of All Stock Incentives.
(i)Grants of Stock Incentives. The Board, in its complete and absolute discretion, shall grant Stock Incentives under this Plan from time to time and, to the extent allowed by Sections 7.2(i) and 7.3(g) herein, shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Options for the purpose of achieving a lower Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions. The conditions and restrictions for a Stock Incentive need not be uniform among all Stock Incentives issued pursuant to the Plan.
(ii)Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its complete and absolute discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.
(iii)Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its complete and absolute discretion may, subject to the provisions of the Plan and applicable law, from time to time determine.

(iv)Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled.
(v)Termination of Management Agreement. Upon termination of the Management Agreement either (i) by the Company as a result of a “Cause Event” (as defined in the Management Agreement) or (ii) by the Manager for any reason (other than a breach by the Company of the Management Agreement), all unvested Stock Incentives then held by the Manager (or granted to the Manager and subsequently transferred by the Manager to, and then held by, employees, advisors, or consultants (other than any Eligible Named Executive Officers or CIM Founders) of the Manager or its affiliates) and all accrued and unpaid dividends or dividend equivalents related thereto shall be immediately cancelled and forfeited without consideration. Upon termination of the Management Agreement for any reason other than as enumerated in the immediately preceding sentence, any Stock Incentive that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Stock Incentive will be deemed to be fully achieved; provided, however, that for any Stock Incentive subject to Code § 409A, no payment may be made to the Manager unless the termination of the Management Agreement also constitutes a “separation from service” within the meaning of Code § 409A.

7.bTerms & Conditions of Options.
(i)Grant of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A), including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year.
(ii)Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company, or any Parent or Subsidiary thereof, and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, or any Parent or Subsidiary thereof, and other factors deemed relevant by the Board, in its complete and absolute discretion, in connection with accomplishing the purpose of this Plan. A Participant who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options.
(iii)Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. Notwithstanding the foregoing, the Exercise Price of an Option granted in substitution of an existing Option pursuant to Treas. Reg. §1.424-1(a) or Treas. Reg. §1.409A-1(b)(5)(v)(D) may be established under the requirements of those provisions without regard to the foregoing (see subsection (h) below).
(iv)Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(1)make an Option exercisable before the date such Option is granted; or
(2)make an Option exercisable after the earlier of:
(a)the date such Option is exercised in full; or
(b)the date that is the tenth (10th) anniversary of the date such Option is granted.
At the expiration of the term, all Options, whether vested or unvested, will be immediately forfeited and the Participant shall have no further rights therein. The exercise period of an Option shall be tolled during any period that the Option cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Option may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Option first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(v)Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares and applicable tax withholding described in this Plan and the Stock Incentive Agreement. Payment for Shares purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise and subject to the discretion of the Board, by delivery to the Company of a number of Shares having an aggregate Fair Market Value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof. In a “net share” exercise, the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued; and provided further, that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are used to pay the Exercise Price pursuant to the “net share” exercise, (B) Shares are delivered to the Optionee as a result of such exercise, and (C) Shares are withheld to satisfy tax withholding obligations. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or a “cashless” or “net share” exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a Stockholder. Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, in the complete and absolute discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and that shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Board, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise, taking into account the provisions of Code §7872) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its complete and absolute discretion and provided for under the Stock Incentive Agreement.
(vi)Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an Initial Public Listing of the Company’s Shares, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant or other Option holder pursuant to the exercise of an Option, that the Participant or Option holder execute an agreement by which the Participant or Option holder agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(vii)Transferability of Options. Except as otherwise provided herein, an Option shall not be transferable or assignable and shall be exercisable only by the Participant. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(viii)Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option granted in substitution for an Option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §§ 424(a) and 409A and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.
(ix)Potential Repricing of Stock Options. With respect to any one or more Options granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Options is appropriate. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding an Option, to reduce the Exercise Price of such Option so long as no other terms and conditions of such Option are modified and the Participant is notified in writing of the Exercise Price reduction. Any repricing of an Option shall comply with applicable law, including the Exchange Act and Code § 409A if applicable.
7.cTerms and Conditions of Stock Appreciation Rights.
(i)Grants of Stock Appreciation Rights. Each grant of a Stock Appreciation Right shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Stock Appreciation Right awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Stock Appreciation Right in accordance with Section 12 of this Plan. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the SAR Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than eighty-five percent (85%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. Any Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with a SAR Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.
(ii)Payment. Vested Stock Appreciation Rights may be exercised in whole or in part at any time during the term by: (1) giving written notice of exercise (in a form and manner designated by the Company) to the Company specifying the number of Stock Appreciation Rights to be exercised, and (2) paying the applicable tax withholding as described in Section 13.3. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) or a combination thereof as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.
(iii)Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercise period of a Stock Appreciation Right shall be tolled during any period that the Stock Appreciation Right cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Stock Appreciation Right may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Stock Appreciation Right first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(iv)Restrictions on Shares Awarded. Shares awarded pursuant to Stock Appreciation Rights shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Stock Appreciation Right as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Stock Appreciation Rights, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Stock Appreciation Rights prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Listing of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant pursuant to the exercise of a Stock Appreciation Right, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(v)Transferability of Stock Appreciation Rights. Except as otherwise provided herein, a Stock Appreciation Right shall not be transferable or assignable and shall be exercisable only by the Participant. No Stock Appreciation Right may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Stock Appreciation Rights to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(vi)Special Provisions for Tandem SARs. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised.
(vii)Potential Repricing of SARs. With respect to any one or more Stock Appreciation Rights granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Stock Appreciation Rights is appropriate. For this purpose, “repricing” of Stock Appreciation Rights shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the SAR Exercise Price of an existing Stock Appreciation Right; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Stock Appreciation Right at a time when its SAR Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Stock Appreciation Right, in exchange for another Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding a Stock Appreciation right, to reduce the SAR Exercise Price of such

Stock Appreciation Right so long as no other terms and conditions of such Stock Appreciation Right are modified and the Participant is notified in writing of the SAR Exercise Price reduction. Any repricing of a Stock Appreciation Right shall comply with applicable law, including the Exchange Act and Code §§ 422 and 409A if applicable.
7.dTerms & Conditions of Restricted Stock Awards.
(i)Grants of Restricted Stock Awards. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Restricted Stock Award awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law. The Board shall have complete and absolute discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan. Restricted Stock Awards awarded pursuant to this Plan shall be subject to such restrictions (if any) as determined by the Board for periods determined by the Board.  Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to business or other criteria that the Board may determine to be appropriate. Any Restricted Stock Award with restrictions that lapse based on the attainment of performance goals must be granted by a Committee, and must have its performance goals determined by such a Committee based upon one or more business or other criteria determined to be appropriate by the Board. Shares awarded pursuant to a Restricted Stock Award may be forfeited to the extent that a Participant fails to satisfy the applicable conditions or restrictions during the period of restriction. The Company may retain the certificates representing Shares subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.
(ii)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant as part of a Restricted Stock Award.
(iii)Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Listing of the Company’s stock, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares pursuant to a Restricted Stock Award held by a Participant, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(iv)Transferability of Restricted Stock Awards. Except as otherwise provided herein, a Restricted Stock Award shall not be transferable or assignable by the Participant. No

Restricted Stock Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Restricted Stock Awards to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(v)Voting, Dividend & Other Rights. Each Participant receiving a Restricted Stock Award will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Board determines otherwise in a Stock Incentive Agreement, so long as the restrictions placed upon the Shares pursuant to the Restricted Stock Award constitute a “substantial risk of forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional Shares or other property) or other distributions paid upon any Restricted Stock Award Shares will be retained by the Company for the account of the relevant Participant. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Participant (without interest). If the restrictions placed upon the Shares pursuant to the Restricted Stock Award do not constitute a “substantial risk of forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then such dividends or other distributions will not be paid to the Participant unless the Award Agreement specifies the terms and conditions that will be applicable to such payment.
7.eTerms & Conditions of Restricted Stock Units.
(i)Grants of Restricted Stock Units. Each grant of a Restricted Stock Unit shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Restricted Stock Unit awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Restricted Stock Unit in accordance with Section 12 of this Plan. A Restricted Stock Unit shall entitle the Participant to receive one Share, its cash equivalent, or a combination thereof, at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, based upon the attainment (as determined by the Board) of performance goals, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment. A Participant’s right to Shares or other consideration based upon Restricted Stock Units shall be an unfunded, unsecured obligation of the Company until such time as Shares or consideration are actually issued or paid to the Participant pursuant to the terms and provisions of the Stock Incentive Agreement evidencing such Restricted Stock Units, and such Participant shall have no right to any specific assets of the Company prior thereto.
(ii)Vesting of Restricted Stock Units. The Board may establish a vesting schedule applicable to a Restricted Stock Unit and may specify the times, vesting and performance goal requirements that may be applicable to a Restricted Stock Unit. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the Restricted Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.

(iii)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.
(iv)Transferability of Restricted Stock Units. Except as otherwise provided herein, a Restricted Stock Unit shall not be transferable or assignable by the Participant. No Restricted Stock Unit may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Restricted Stock Units to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(v)Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.
(vi)Dividend Equivalent Rights. The Board may include in the Stock Incentive Agreement with respect to any Restricted Stock Units a dividend equivalent right entitling the Participant to receive amounts equal to all or any portion of the cash or stock dividends that would be paid on the Shares covered by such Restricted Stock Units if such Shares had been delivered pursuant to such award. The Participant holding a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Stock Incentive Agreement. In the event such a provision is included in a Stock Incentive Agreement, the Board will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the vesting of the Restricted Stock Units to which they relate, the time or times at which they will be made, and such other terms and conditions as the Board will deem appropriate. Notwithstanding the foregoing, a dividend equivalent right must be exempt from Code §409A or meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of dividend equivalent rights under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the Participant of the dividend equivalent right.
(vii)Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of Restricted Stock Units under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.
(viii)No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Restricted Stock Unit must contain terms and provisions designed to ensure that the Restricted Stock Unit will not be considered an “employee benefit plan” as defined in §3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(ix)Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Units shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Unit as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Units, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Units prior to their sale to any other Person, “drag along”

rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Listing of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the grant of any Shares to a Participant pursuant to Restricted Stock Units, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
8Securities Regulation
8.aNotwithstanding anything to the contrary contained herein, a Participant may not be granted a Stock Incentive unless the Shares issuable under such award are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act or the Participant has provided to the Company an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act, and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall not be required to issue any Shares under any Stock Incentive if the issuance of such Shares would constitute a violation by the Participant, the Company or any other Person of any provisions of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant hereto or pursuant to a grant of a Stock Incentive to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that Shares may not be issued pursuant to a Stock Incentive unless and until the Shares covered by such grant are registered or are exempt from registration, the issuance of Shares pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
8.bCertificates representing the Shares transferred upon the exercise, vesting or lapse of restrictions of a Stock Incentive granted under this Plan may at the complete and absolute discretion of the Company bear a legend to the effect that such Shares have not been registered under the Securities Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the Securities Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall issue Shares upon the exercise, vesting or lapse of restrictions of a Stock Incentive either in certificate form or in book entry form, registered in the name of the Participant.

9Life of Plan
No Stock Incentive shall be granted under this Plan on or after the earlier of:
9.athe tenth (10th) anniversary of the Effective Date of this Plan, or
9.bthe date on which all of the Shares available for issuance under Section 3 of this Plan have (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan, lapse of all restrictions under Restricted Stock Awards granted under this Plan, or vesting and payment of all Restricted Stock Units granted under this Plan) been issued or no longer are available for use under this Plan.
After such date, this Plan shall continue in effect with respect to any then-outstanding Stock Incentives until (1) all then-outstanding Options and Stock Appreciation Rights have been exercised in full or are no longer exercisable, (2) all Restricted Stock Awards have vested or been forfeited, and (3) all Restricted Stock Units have vested and been paid or been forfeited.
10Adjustment
Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any Participant under Section 3 of this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, may be adjusted (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) by the Board in its complete and absolute discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. Furthermore, the Board shall have the right to, and may in its complete and absolute discretion, adjust (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D) that provides for the substitution or assumption of such Stock Incentives; provided, however, that the Board shall be required to make such adjustments if such corporate transaction constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected Persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.
11Change of Control of Company
11.aGeneral Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed Options (including the possibility of different treatment with respect to different Participants), take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(i)Accelerate in whole or in part the vesting and/or exercisability of any such Non-Assumed Option on or before a specified Action Effective Date; and/or
(ii)Unilaterally cancel all or any portion of any such Non-Assumed Option which has not vested and/or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed Option has any intrinsic value); and/or
(iii)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(iv)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(v)Unilaterally cancel all or any portion of any such Non-Assumed Option after a specified Action Effective Date after providing the holder of such Non-Assumed Option with (1) an opportunity to exercise all or the portion of such Non-Assumed Option being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(vi)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or a portion of any such Non-Assumed Option by a “cashless” or “net share” exercise (as described in Section 7.2(e) hereof) as of a specified Action Effective Date; and/or
(vii)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date and notify the holder of such Non-Assumed Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of such Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.
(viii)In each case above where the Committee has a unilateral cancellation right with respect to an Non-Assumed Option, the Committee may require that the holder of such Non-Assumed Option execute a cancellation agreement with the Participant releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.

With respect to subsection (d) above, notwithstanding any provision of this Plan or any Stock Incentive Agreement to the contrary, unless prohibited by the Sarbanes-Oxley Act of 2002, the Committee may, in its complete and absolute discretion, allow the holder of any such Non-Assumed Option to exercise such Non-Assumed Option under the provisions of subsection (d) above with a promissory note which shall become due and payable as of, or shortly after, the date of the Change of Control on such terms and conditions as the Committee may determine, consistent with the requirements of Code §7872. However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.
11.bGeneral Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed SARs (including the possibility of different treatment with respect to different Participants), take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(i)Accelerate in whole or in part the vesting and/or exercisability of such Non-Assumed SAR on or before a specified Action Effective Date; and/or
(ii)Unilaterally cancel all or any portion of any such Non-Assumed SAR which has not vested or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed SAR has any intrinsic value); and/or
(iii)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) subject to all or any portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(iv)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) subject to all or the portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares; and/or
(v)Unilaterally cancel all or any portion of such Non-Assumed SAR as of a specified Action Effective Date after providing the holder of such SAR with (1) an opportunity to exercise all or the portion of such Non-Assumed SAR being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(vi)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date; and/or
(vii)Unilaterally cancel all or any portion of such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares subject to all or the portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate SAR Exercise Price for such Non-Assumed SAR.
(viii)In each case above where the Committee has a unilateral cancellation right with respect to a Non-Assumed SAR, the Committee may require that the holder of such Non-Assumed SAR execute a cancellation agreement with the Company releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.
11.cGeneral Rule for Restricted Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs (including the possibility of different treatment with respect to different Participants), take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”) and only if such action does not cause the affected Non-Assumed RSU to fail to comply with Code §409A or to fail to be exempt from Code §409A, notwithstanding any provision of Section 12.4 of this Plan:
(i)Accelerate in whole or in part the vesting of such Non-Assumed RSU on or before a specified Action Effective Date; and/or

(ii)Unilaterally cancel all or any portion of any such Non-Assumed RSU which has not vested as of a specified Action Effective Date (regardless of whether such Non-Assumed RSU has any intrinsic value); and/or
(iii)Unilaterally cancel all or any portion of such Non-Assumed RSU as of a specified Action Effective Date and notify the holder of such Non-Assumed RSU of such action, but only if the Fair Market Value of the Shares that were subject to all or the portion of such Non-Assumed RSU being cancelled determined as of the Action Effective Date (taking into account vesting) is zero.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a Restricted Stock Unit.
11.dGeneral Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.
12Amendment or Termination
12.aAmendment of the Plan. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, Stockholder approval of an amendment to the Plan may be necessary in order for the Plan to comply with rules promulgated by an established stock exchange or a national market system if the Company is, or becomes, listed or traded on any such established stock exchange or national market system, and, in all cases, the Board shall determine whether approval by the Stockholders shall be requested and/or required in its complete and absolute discretion after due consideration of such matters. Any amendment of the Plan shall be applicable to outstanding Stock Incentives, except to the extent that such amendment diminishes the rights or benefits of a Participant under a Stock Incentive which has been granted prior to the date of such amendment (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), and to such extent, the amendment shall not be applicable to such Stock Incentive unless (a) the Participant holding such Stock Incentive consents in writing to such, (b) this Plan and/or such Stock Incentive expressly allows such to occur, or (c) the Company would otherwise have the right to make such amendment by applicable law.
12.bImplications of Stockholder Approval. In the event (a) this Plan is not subjected to the approval of the Stockholders, or (b) this Plan becomes subjected to Stockholder approval (whether by the Board or by the terms and provisions of this Plan or any law or regulation to which the Company and the Plan are subject) or is amended and such amendment is subjected to Stockholder approval (whether by the Board or by the terms and provisions of this Plan or any law or regulation to which the Company and the Plan are subject) and such Stockholder approval of this Plan or such amendment, as applicable, is not obtained, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board. Should this Plan or an amendment to this Plan, as applicable, be rejected by the Stockholders after being submitted to the Stockholders for their approval, the Plan or the amendment of the Plan, as applicable, shall immediately terminate at that time notwithstanding anything to the contrary (the Plan or the amendment, as applicable, having been considered to have been in existence only from its original date of Board approval or later effective date to such date of rejection by the Stockholders), and no grants made under this Plan thereafter shall be considered as being made from this Plan (as so amended, if applicable).
12.cSuspension of Awards & Termination of Plan. The Board may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. (See also Section 4 for a special provision providing for automatic termination of this Plan in certain circumstances.)
12.dAmendment of Outstanding Stock Incentives. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted in a manner that complies with applicable law if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law. No modification, amendment or cancellation of an outstanding Stock Incentive which is expressly allowed under Section 11 shall be subject to the provisions of this Section 12.4.
13Miscellaneous
13.aStockholder Rights. No Participant shall have any rights as a Stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive until (i) the Shares subject to such Stock Incentive have been recorded on the Company’s official Stockholder records as having been issued and transferred to such Participant, and (ii) the Participant has executed an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect. Upon the grant of a Stock Incentive or a Participant’s exercise of such Stock Incentive, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a Stockholder for any purpose whatsoever prior to such issuance and transfer.
13.bNo Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract to perform services and shall not confer on a Participant any rights upon his or her termination of relationship with the Manager, the Company, or any Parent or Subsidiary thereof, in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.
13.cWithholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of (if a Code §83(b) election is properly made) or substantial vesting of a Restricted Stock Award, the Company, or any Parent or Subsidiary thereof, shall have the right to require the Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant (if a Code §83(b) election is properly made) or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant (if a Code §83(b) election is properly made) or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company, or any Parent or Subsidiary thereof, withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company, or any Parent or Subsidiary thereof, unless the Company, or any Parent or Subsidiary thereof, retains only Shares with a Fair Market Value equal to or less than the minimum amount of taxes required to be withheld; provided, however, that the Company or any Parent or Subsidiary thereof may, in their sole discretion, retain Shares with a Fair Market Value up to the maximum individual statutory tax rate for each applicable tax jurisdiction in accordance with FASB ASC Topic 718.
13.dUnfunded Plan. To the extent that cash or property is payable to a Participant under this Plan, such cash or property will be paid by the Company from its general assets, and any Person entitled to such a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued or “treasury” stock or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or other assets to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.
13.eNo Fiduciary Relationship. Nothing contained in this Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company, or any Subsidiary or Parent on the one hand, and any Participant or executor, administrator, or other personal representative or designated beneficiary of such Participant or any other Persons on the other hand.
13.fRelationship to Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company, a Parent, or a Subsidiary, nor shall the adoption of this Plan preclude the Company or a Parent or Subsidiary from establishing any other form of incentive or other compensation plan for service providers of the Company or a Parent or Subsidiary.
13.gSuccessors. All obligations of the Company under the Plan with respect to Stock Incentives shall be binding on its successors, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the entity.
13.hSeverability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
13.iGoverning Law. The granting of Stock Incentives under this Plan, the exercisability of any Stock Incentives and the issuance of Shares shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required by applicable law. Specifically, the laws of the State of Maryland shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Maryland’s conflict of law rules would apply another state’s laws, the laws of the State of Maryland shall still govern.
13.jClawback/Recapture Policy. Stock Incentives under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Stock Incentive be repaid to the Company after they have been distributed to the Participant.
14Special Provisions Applicable to Deferred Compensation Awards
14.aInterpretation of Deferred Compensation Awards. A Stock Incentive granted under this Plan shall be interpreted and administered in a manner so that any amount or benefit payable thereunder shall be paid or provided in a manner that is exempt from Code §409A if at all possible. However, to the extent that a Stock Incentive granted under this Plan constitutes deferred compensation subject to Code §409A, the Stock Incentive Agreement shall be interpreted to be compliant with the requirements of Code §409A and applicable Internal Revenue guidance and Treasury Regulations issued thereunder. The term “payment” as used in this Section 14 shall refer to the exercise or disposition of any Option or Stock Appreciation Right, any lapse of a substantial risk of forfeiture with respect to a transfer of property which was subject to such a substantial risk of forfeiture, or any other transfer of cash or other consideration pursuant to the exercise or disposition of a Stock Incentive granted hereunder subject to federal income taxation.
14.bNo Guarantee of Tax Treatment. The tax treatment of the benefits provided under any Stock Incentive granted under this Plan is not warranted or guaranteed. Neither the Company, nor its directors, officers, employees or advisers shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by a Participant as a result of the application of the Code (including Code §409A) or any state tax law.
14.cSeries of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any right to a series of installment payments under such Stock Incentive shall, for purposes of Code §409A, be treated as a right to a series of separate payments.
14.dNo Acceleration of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, no amount that would be payable pursuant to the Stock Incentive and the terms of this Plan may be accelerated. The provisions of this Section 14.6 shall not preclude the acceleration of vesting of a Stock Incentive, nor the forfeiture of a Stock Incentive.
14.eUnfunded Unsecured Obligations. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any obligation of payment required with respect to such deferred compensation shall be a mere unfunded, unsecured obligation of the Company, and shall not provide any Participant a right to any specific asset of the Company.
14.fApplication of Certain Plan Provisions. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any provisions of this Plan (other than those set forth in this Section 14) that would modify the timing of a payment of such deferred compensation to such Participant holding such Stock Incentive shall be ignored and shall be deemed not applicable. For example, the provisions of this Plan (a) that are contrary to the exercise provisions of an Option or Stock Appreciation Right that provides for such deferred compensation, (b) that provide for exercise in certain situations following a Change of Control that are not allowed by the Stock Incentive (such as provisions in Section 11), (c) that would result in an acceleration of payment (for example, Sections 7.2(f) or 7.3(c) providing the Board the ability to accelerate the time at which an Option or Stock Appreciation Right may be exercised), or (d) that provide for transferability of an Option beyond that allowed by Section 14.9 below shall not be applicable to a Stock Incentive to the extent that it provides for deferred compensation subject to Code §409A notwithstanding any provision of this Plan or any Stock Incentive to the contrary. However, notwithstanding the foregoing, it is intended that the discretion of the Company pursuant to the provisions of Treas. Reg. §1.409A-3(j)(4)(ii) through (xiv) shall apply with respect to Stock Incentives granted under this Plan to a Participant to the extent that such Stock Incentives provide deferred compensation subject to Code §409A.
14.gNon-Transferable. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, such Stock Incentive may not be encumbered or transferred in any manner, other than by will or by the laws of descent and distribution.
15Special Provisions Applicable to California Options
The provisions of this Section 15 shall apply, and be reflected in any Stock Incentive Agreement pertaining to, any Stock Incentives granted hereunder to the extent required to comply with the Corporate Securities Law of 1968 of the State of California and the regulations promulgated thereunder. To the extent there is a conflict between any other terms of the Plan and the terms contained in this Section 15 of the Plan, the terms of this Section 15 shall be controlling, and any provision of the Plan that would be contrary to such California law shall not apply to the Options described in this Section. This Section 15 shall be construed in a manner consistent with the applicable provisions of the California Code of Regulations.
15.aGrant of Options. Each Option must be granted or issued under the Plan within ten (10) years from the Effective Date of this Plan or the date the Plan is approved by the Company’s Board, whichever is earlier.
15.bExercise Period of Options. Each Option will have an exercise period of not more than 120 months from the date of grant.
15.cAdjustments by the Board. Notwithstanding anything to the contrary in Section 10 of the Plan, the Board shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.
15.dDisclosure of Financial Information by the Company. The Company shall furnish financial statements at least annually to each California Participant; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information, or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended, provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

APPROVED by the Compensation Committee of the Board of Directors of the Company on January 9, 2024.

CIM

P.O. BOX 8035, CARY, NC 27512-9903

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CIM Real Estate Finance Trust, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 25, 2024

Thursday, July 11, 2024 10:30 AM, Pacific Time

The 2024 Annual Meeting of Stockholders of the Company to be held as a virtual meeting via a live webcast at www.proxydocs.com/CMFT

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 12:00 AM, Pacific Time, July 11, 2024.

Internet: www.proxypush.com/CMFT

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone: 1-855-952-4534

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Live Agent: 1-844-280-5348

Speak to a live agent and vote on a recorded line

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You can register to attend and vote at the virtual Annual Meeting at www.proxydocs.com/CMFT and follow the instructions. Deadline for registration is July 10, 2024 at 5:00 p.m. Eastern Time.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Nathan D. DeBacker and Laura Eichelsderfer (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of CIM Real Estate Finance Trust, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH RECOMMENDATION, IN THE DISCRETION OF THE NAMED PROXIES. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

CIM Real Estate Finance Trust, Inc. Annual Meeting of Stockholders

The Annual Report and Proxy Statement for this meeting are available at: www.proxydocs.com/CMFT

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE		
1.	The election of five directors to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify.	FOR	WITHHOLD	
		☐	☐	
	1.01 Richard S. Ressler	☐	☐	
	1.02 T. Patrick Duncan	☐	☐	
	1.03 W. Brian Kretzmer	☐	☐	
	1.04 Jason Schreiber	☐	☐	
	1.05 Howard A. Silver	☐	☐	
		FOR	AGAINST	ABSTAIN
2.	The approval of the CIM Real Estate Finance Trust, Inc. 2024 Manager Equity Incentive Plan.	☐	☐	☐
3.	The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date